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                                                                     EXHIBIT 4.1














              COMPUWARE CORPORATION EMPLOYEES' STOCK OWNERSHIP PLAN
                     AND 401(k) SALARY REDUCTION ARRANGEMENT

            AS AMENDED AND RESTATED EFFECTIVE AS OF FEBRUARY 1, 1999


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                                TABLE OF CONTENTS

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PREAMBLE..................................................................................................................1


ARTICLE I.................................................................................................................2
         1.1  Definitions.................................................................................................2
         1.2  Compliance with the Act and the Code.......................................................................26
         1.3  Governing Law and Rules of Construction....................................................................26
         1.4  Power to Interpret.........................................................................................27
         1.5  Terminated Employees.......................................................................................27
         1.6  Profit Sharing Plan........................................................................................27
         1.7  Employee Stock Ownership Plan..............................................................................27


ARTICLE II...............................................................................................................28
         2.1  Eligibility For Participation..............................................................................28
                  (a)      General Rule..................................................................................28
                  (b)      No Application Required.......................................................................28
                  (c)      Prior Plan Participants.......................................................................28
         2.2  Participation Agreements...................................................................................29
                  (a)      Description...................................................................................29
                  (b)      Limits on Compensation Reduction Elections....................................................29
         2.3  Duration  of  Participation;   Participation  After  Break  in  Service  or  Termination  of
                  Employment.............................................................................................30
                  (a)      General Rule..................................................................................30
                  (b)      Transfer to Noncovered Status.................................................................30
                  (c)      Participation After Termination of Employment.................................................30
                  (d)      Treatment of Account..........................................................................30
                  (e)      Participation After a Break in Service........................................................31


ARTICLE III..............................................................................................................32
         3.1  Time and Amount............................................................................................32
                  (a)      Types and Amounts of Contributions............................................................32
                  (b)      Time for Making Basic Contributions...........................................................33
                  (c)      Time for Making Contributions (Other Than Basic Contributions)................................33
                  (d)      Form of Contributions.........................................................................33
                  (e)      No Employee Contributions.....................................................................34
         3.2  Contributions Conditioned Upon Deductibility...............................................................34
                  (a)      Treatment of Nondeductible Contributions......................................................34
                  (b)      Mistake of Fact...............................................................................34
         3.3  Contributions to One or More Qualified Pension or Annuity Plans............................................35
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ARTICLE IV...............................................................................................................36
         4.1  Participants' Shares of Contributions......................................................................36
                  (a)      Allocation of Basic Contributions.............................................................36
                  (b)      Allocation of Company Contributions...........................................................36
                  (c)      Allocation  of ESOP  Contributions  and Company  Contributions  made in Company
                           Stock.........................................................................................37
                  (d)      Limit on Compensation Considered..............................................................39
                  (e)      Merged Plan...................................................................................39
         4.2  Limitations on Allocations.................................................................................40
                  (a)      Limitations on Allocations of Basic Contributions.............................................40
                  (b)      Order of Applying Limits......................................................................44
         4.3  Limitations on Annual Contributions and Additions..........................................................44
                  (a)      Maximum Annual Addition.......................................................................44
                  (b)      Treatment of Excess...........................................................................45
                  (c)      Coordination with Other Defined Contribution Plans............................................46
                  (d)      Coordination with Defined Benefit Plans.......................................................46
                  (e)      Compliance with Applicable Law................................................................46
         4.4  Periodic Adjustments to Accounts...........................................................................46
                  (a)      Distributions and Expenses....................................................................46
                  (b)      Gains and Losses..............................................................................47
         4.5  Expenses and Remuneration..................................................................................47
                  (a)      Remuneration..................................................................................47
                  (b)      Expenses......................................................................................48
         4.6  Fixed Accounts.............................................................................................48
                  (a)      Date of Fixing................................................................................48
                  (b)      Investment....................................................................................49
                  (c)      Adjustments...................................................................................49
                  (d)      Forfeitures...................................................................................50
                  (e)      Reinstatement of Account......................................................................51
         4.7  Separate Accounting........................................................................................51


ARTICLE V................................................................................................................52
         5.1  Retirement, Death and Disability Benefits..................................................................52
                  (a)      Normal Retirement Benefit.....................................................................52
                  (b)      Death Benefit.................................................................................52
                  (c)      Disability Benefit............................................................................52
         5.2  Termination Benefit........................................................................................52
                  (a)      Vesting.......................................................................................52
                  (b)      Change in Vesting Schedules...................................................................53
                  (c)      Service Counting..............................................................................53
                  (d)      Treatment of Nonvested Amounts................................................................54
         5.3      Loans to Participants..................................................................................54
                  (a)      General Rules.................................................................................54
                  (b)      Requirements..................................................................................54
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         5.4  Payment of Benefits........................................................................................58
                  (a)      Application...................................................................................58
                  (b)      Payment of Benefits Other Than Death Benefits.................................................59
                  (c)      Payment of Death Benefits.....................................................................61
                  (d)      Spouse Consent................................................................................63
                  (e)      Required Distributions........................................................................64
                  (f)      Permanent Elections...........................................................................65
                  (g)      Unclaimed Benefits............................................................................65
                  (h)      Small Benefits................................................................................66
                  (i)      Deadline for Benefits.........................................................................66
                  (j)      Direct Rollovers..............................................................................67
         5.5  Other Distributions and Payments...........................................................................67
                  (a)      Withdrawals...................................................................................67
                  (b)      Occurrence of Certain Events..................................................................69
                  (c)      Hardship......................................................................................69
         5.6  Benefit Recipients.........................................................................................71
                  (a)      Distributions to Participants.................................................................71
                  (b)      Distributions to Minors and Incompetent Individuals...........................................72
         5.7  Special Distribution Rules.................................................................................72
                  (a)      Form..........................................................................................72
                  (b)      Put Option....................................................................................72
                  (c)      Right of First Refusal........................................................................74
                  (d)      Dividends.....................................................................................74
                  (e)      After Age Fifty-Five (55).....................................................................75
         5.8  Payment in Cash or in Kind.................................................................................76
         5.9  Distribution of Excess Deferrals...........................................................................76
                  (a)      Notification to Committee.....................................................................76
                  (b)      Timing of Distribution........................................................................76
         5.10 Payments Pursuant to a Qualified Domestic Relations Order..................................................77


ARTICLE VI...............................................................................................................78
         6.1  Applicability..............................................................................................78
         6.2  Determination of Top Heavy Status..........................................................................78
                  (a)      General Rule..................................................................................78
                  (b)      Required Aggregation..........................................................................78
                  (c)      Optional Aggregation..........................................................................78
                  (d)      Aggregation Rule..............................................................................79
                  (e)      Special Computation Rules.....................................................................79
         6.3  Top Heavy Restrictions.....................................................................................81
                  (a)      Minimum Vesting...............................................................................81
                  (b)      Minimum Required Allocation For Non-Key Employees.............................................81
                  (c)      Adjustments to Limitations on Annual Additions and Benefits...................................83
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ARTICLE VII..............................................................................................................84
         7.1  Dissolution................................................................................................84
         7.2  Termination in Other Circumstances.........................................................................84
         7.3  Temporary Absence and Military Service.....................................................................84
                  (a)      Leaves, Illness, Layoffs......................................................................84
                  (b)      Armed Forces..................................................................................85
                  (c)      Inactive Status...............................................................................85
                  (d)      Short Absences................................................................................85
                  (e)      Corrective Actions............................................................................85
                  (f)      Mutual Agreement..............................................................................85
         7.4  No Longer Covered Employee.................................................................................85


ARTICLE VIII.............................................................................................................87
         8.1  Composition of Committee...................................................................................87
                  (a)      Appointment of Members........................................................................87
                  (b)      Plan Administrator............................................................................87
         8.2  Removal and Resignation....................................................................................87
         8.3  Actions....................................................................................................87
         8.4  Officers...................................................................................................87
         8.5  Duties of Employer.........................................................................................88
                  (a)      Provide Notification..........................................................................88
                  (b)      Maintain Records..............................................................................88
                  (c)      Furnish Information...........................................................................88
                  (d)      Furnish Lists and Data........................................................................88
                  (e)      Make Available Materials......................................................................88
         8.6  Duties of Committee........................................................................................89
                  (a)      Maintain Data.................................................................................89
                  (b)      Make Records Available........................................................................89
                  (c)      Provide Forms.................................................................................89
                  (d)      Accept/Reject Forms...........................................................................89
                  (e)      Furnish Allocation Information................................................................89
                  (f)      Furnish Participant Information...............................................................89
                  (g)      Establish and Administer Investment Funds.....................................................90
         8.7  Duties of the Plan Administrator...........................................................................90
                  (a)      Establish Procedures for Benefit Claims.......................................................90
                  (b)      Establish Rules for Participation Agreements..................................................90
                  (c)      Establish Procedures for Domestic Relations Orders............................................90
         8.8  Claims Procedure...........................................................................................90
                  (a)      Written Notice................................................................................90
                  (b)      Appeals.......................................................................................91
         8.9  Powers.....................................................................................................92
         8.10  Discretion; Nondiscrimination.............................................................................92
         8.11  No Separate Committee.....................................................................................93
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         8.12  Fiduciaries and Named Fiduciaries.........................................................................93
                  (a)      Identity......................................................................................93
                  (b)      Responsibility................................................................................93
                  (c)      Prior Actions.................................................................................94
                  (d)      Allocation of Responsibility..................................................................94
                  (e)      Multiple Capacities...........................................................................94
                  (f)      No Relief for Fraud...........................................................................94


ARTICLE IX...............................................................................................................95
         9.1  The Trustee................................................................................................95
         9.2  Form and Terms of the Trust Agreement......................................................................95
         9.3  Fiduciary of Trust Fund....................................................................................95
         9.4  Transfer of Investment Authority...........................................................................95
              (a)      Transfer to Investment Manager....................................................................95
         (b)  Transfer to Participants...................................................................................96
         9.5  Bonding....................................................................................................96
         9.6  Investment in Employer Securities..........................................................................96
         9.7  Funding Policy.............................................................................................96
         9.8  Acquisition Loan...........................................................................................97
                  (a)      Terms.........................................................................................97
                  (b)      Creation of Suspense Account..................................................................97
                  (c)      Repayment of Acquisition Loan.................................................................97
         9.9  Voting of Company Stock....................................................................................98
                  (a)      Participant Voting............................................................................98
                  (b)      Other Direction...............................................................................98
         9.10  Valuation of Company Stock................................................................................98
         9.11  Investment Funds..........................................................................................98
                  (a)      Participants' Interests in Investment Funds...................................................98
                  (b)      Addition or Deletion of Funds.................................................................99
                  (c)      Implementation................................................................................99



ARTICLE X...............................................................................................................100
         10.1  Termination of Plan......................................................................................100
         10.2  Liquidation of Trust.....................................................................................101
         10.3  Termination of Trust.....................................................................................101
         10.4  Amendment................................................................................................101
                  (a)  No Increase in Liabilities.......................................................................101
                  (b)  Retroactivity Allowed............................................................................102
                  (c)  Benefits Preserved...............................................................................102
                  (d)  Vesting Changes..................................................................................102
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ARTICLE XI..............................................................................................................104
         11.1  No Reversions............................................................................................104
         11.2  Nonforfeitability........................................................................................104
         11.3  Merger, Consolidation, Etc...............................................................................104
         11.4  Spendthrift Provision....................................................................................104
                  (a)      No Assignment Permitted......................................................................104
                  (b)      Qualified Domestic Relations Orders..........................................................105
         11.5  Participant Protections..................................................................................105
         11.6  Execution of Instruments.................................................................................105
         11.7  Company Actions..........................................................................................106
         11.8  Successors, Etc..........................................................................................106
         11.9  Miscellaneous Protective Provisions......................................................................106
         11.10  Common Control and Successorship Situations.............................................................107
                  (a)  Predecessor Employers............................................................................107
                  (b)  Transfers Within Employer Group..................................................................107
                  (c)  Multiple Employers...............................................................................108
         11.11  Indemnification by Company..............................................................................108
         11.12  Employment Rights Not Enlarged..........................................................................108
         11.13  Correction of Errors and Recoupment.....................................................................108
         11.14  Effect of Participant's Acceptance of Payments..........................................................108
         11.15  Notification of Address.................................................................................109
         11.16  Source of Benefit Payments..............................................................................109
         11.17  Nonterminable Protections and Rights....................................................................109


ARTICLE XII.............................................................................................................110
         12.1  Right to Transfer........................................................................................110
         12.2  Accounting...............................................................................................110
         12.3  Nonforfeitability........................................................................................110
         12.4  Distribution of Transferred Assets.......................................................................110
                  (a)  General Rule.....................................................................................110
                  (b)  Protected Benefits...............................................................................110


FIRST AMENDMENT.........................................................................................................113

SECOND AMENDMENT........................................................................................................116

THIRD AMENDMENT.........................................................................................................120

FOURTH AMENDMENT........................................................................................................122

FIFTH AMENDMENT.........................................................................................................125
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                                    PREAMBLE



    Compuware Corporation has established and maintains the Compuware Corporation Employees' Stock Ownership Plan and 401(k) Salary Reduction Arrangement, originally effective April 1, 1986, as thereafter amended and restated effective April 1, 1988, and as thereafter amended from time to time.

    The provisions of this amended and restated Plan are effective as of April 1, 1995, unless otherwise provided elsewhere in this document. Employees who terminated their employment before the effective date of this amendment and restatement shall, unless otherwise specified in this document, be subject to the terms of the Plan as in effect on the date of their termination of employment.


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                                   ARTICLE I
                           DEFINITIONS; INTERPRETATION

1.1 Definitions. The following words and phrases, wherever capitalized, shall have the following respective meanings, unless the context otherwise requires:

    (a) "ACCOUNT" means one (1) or more accounts maintained to record the interest of a Participant in the Plan, including the aggregate of the Participant's Company Stock Account, Other Investments Account, Basic Contribution Account, Transferred Assets Account and Merged Plan Account, if any, and any earnings thereon.

    (b) "ACQUISITION LOAN" means any loan or other extension of credit which meets the requirements of Section 9.8 (Acquisition Loan) and which is used by the Trust to finance the acquisition of Company Stock or to finance the repayment of a prior Acquisition Loan.

    (c) "ACT" means those provisions of the Employee Retirement Income Security Act of 1974, as amended, not included within the Code, and any successor laws.

    (d) "ADMINISTRATIVE PARTIES" means and includes the Employer, the Trustee, and the Committee.

    (e) "ANNIVERSARY DATE" means the last day of March of each year.

    (f) "ANNUAL ADDITION" means, with respect to any Participant (for any Limitation Year), the sum of:

         (i) That part of any Company Contributions or Basic Contributions allocated to the Participant's Account with respect to that Limitation Year.

         (ii) The forfeitures, if any, allocated to the Participant's Account with respect to that Limitation Year.





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         (iii) Amounts allocated after March 31, 1984 on behalf of the
               Participant during the Limitation Year to an individual medical account, within the meaning of Section 415(l)(2) of the Code, which is part of a pension or annuity plan of the Employer Group.

         (iv) If the Participant is or ever has been a Key Employee, amounts allocated after December 31, 1985 to any separate account (within the meaning of Section 419A(d)(3) of the Code) in a welfare benefit fund (within the meaning of Section 419(e) of the Code) during the Limitation Year for provision of post-retirement medical benefits for the Participant.

    (g) "ANNUITY STARTING DATE" means the first day of the first period for which an amount is payable as an annuity, or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to that benefit.

    (h) "ATTAINED AGE" means a Participant's chronological age (not his age on his nearest birthday).

    (i) "BASIC CONTRIBUTIONS" means Company Contributions described in Section 3.1(a)(iii) (Basic Contributions) made to the Plan pursuant to a Participant's Participation Agreement.

    (j) "BASIC CONTRIBUTION ACCOUNT" means the account established for a Participant pursuant to Section 4.1(a) (Allocation of Basic Contributions) to hold Basic Contributions made on his behalf.

    (k) "BENEFICIARY" means the person or persons designated by a Participant in accordance with Section 5.4(c)(iv) (Designation of Beneficiary) to receive payments under the Plan in the event of the Participant's death.







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    (l) "BREAK IN SERVICE" means (and occurs at the beginning of) each Plan Year in which an Employee has not completed more than five hundred (500) Hours of Service; provided, however, that any period of FMLA leave will be treated as continued service for purposes of determining whether a Break in Service has occurred and no Break in Service shall occur solely as a result of an absence which qualifies under the FMLA (if its provisions are applicable to the Company). For purposes of determining whether an Employee, other than an Employee who is classified by the Company as part-time, has incurred a Break in Service, the Employee shall be credited with one hundred ninety (190) Hours of Service for each month in which the Employee has one (1) or more Hours of Service. If the month in which such Employee has one (1) or more Hours of Service extends into more than one (1) Plan Year, the Hours of Service shall be allocated between the periods on a pro rata basis.

    (m) "CODE" means the Internal Revenue Code of 1986, as amended, and any successor laws.

    (n) "COMMITTEE" means the administrative committee appointed pursuant to
Section 8.1 (Composition of Committee).

    (o) "COMPANY" means the Employer and any of its subsidiaries or affiliates, if any, which, with the approval of the Board of Directors of the Employer, adopt the Plan.

    (p) "COMPANY CONTRIBUTIONS" means the amounts contributed to the Plan by the Company pursuant to Section 3.1(a)(ii) (Company Contributions).

    (q) "COMPANY STOCK" means shares of common stock or noncallable preferred stock of Compuware Corporation or its subsidiaries which satisfy the requirements of Section 409(l) of the Code.

    (r) "COMPANY STOCK ACCOUNT" means the account established for a Participant pursuant to Section 4.1(a) (Participants' Shares of Contributions) to hold Company Stock.




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    (s) "COVERED EMPLOYEE" means any Employee other than:

         (i) An Employee who is laid off, on leave of absence or on active duty in the armed forces of any nation or international body (other than as a member of the Armed Forces of the United States of America).

         (ii) An Employee who is covered by a collective bargaining agreement entered into by the Company unless the agreement, by specific reference to the Plan, provides for coverage under the Plan, if there is evidence that retirement benefits were the subject of good faith bargaining.

         (iii) A Leased Employee.

         (iv) Effective April 1, 1994, an Employee classified by the Company as "full time hourly."

         (v) An Employee of a subsidiary or affiliate of the Company which has not adopted the Plan.

         (vi) An Employee who is a non-resident alien and who receives no United States source earned income.

         (vii) An Employee who is on loan to the Company from one of the Company's foreign subsidiaries.

         (viii)Effective April 1, 1994, an Employee classified by the Company as "temporary salaried."

         (ix) An Employee who, immediately prior to his becoming an Employee of the Company, was employed by an entity that was acquired by or merged with the Company, except as provided below:




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               (A)    Effective April 1, 1995, any former employee of Computer
                      People Unlimited, Inc. who was then an Employee of the Company shall be eligible to participate in the Plan in accordance with the provisions of Section 2.1 (Eligibility for Participation).

Notwithstanding the foregoing, effective October 1, 1995, an Employee classified by the Company as "full time hourly" or "temporary salaried" shall be considered a Covered Employee for purposes of the elective deferral provisions of the Plan.

    (t) "CREDITABLE COMPENSATION" means amounts paid to a Participant or Covered Employee by the Company in the Plan Year in question for services actually performed and which includes all wages, salaries, fees for professional services and other amounts for personal services actually rendered in the course of employment with the Employer (including, but not limited to, commissions paid salesmen, commissions, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Treas. Reg. Section 1.62-2(c)) plus elective contributions to any Qualified plan, cafeteria plan, 403(b) annuity plan or other plan of the Employer Group on behalf of the Participant which are not includable in income under Sections 125, 402(a)(8), 402(h), 403(b), 457(b), or 414(h)(2) of the Code, and excluding:

         (i) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

         (ii) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

         (iii) Amounts which receive special tax benefits, such as premiums for group term life insurance (to the extent not includable in gross income) or contributions made toward the purchase of an annuity contract described in Section 403(b) of the Code.




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         (iv)  The Company's contributions to any pension, profit sharing or other plan of deferred compensation (as described in Treas. Reg.
               Section 1.415-2(d)(3)(i)) to the extent such contributions are not includable in the Employee's gross income for the taxable year in which contributed.

    Creditable Compensation taken into account for any Plan Year beginning after December 31, 1988 shall be limited to the amount set forth in Section 401(a)(17) of the Code (Two Hundred Thousand Dollars ($200,000) for years beginning in 1989), as adjusted for the cost of living by the Secretary of the Treasury, and for purposes of Section 4.1(d) (Limit on Compensation Considered), prorated to correspond only to the period of the Employee's period of Plan participation. With respect to Employees who are five percent (5%) owners or among the ten (10) most Highly Compensated Employees for a Plan Year, the Creditable Compensation of their "family members," as described in Section 1.1(nn)(viii), shall be aggregated with that of the Employee, except that for purposes of this Section 1.1(t), family members shall include only the Employee's Spouse and lineal descendants who have not reached an Attained Age of nineteen (19) before the end of the Plan Year. If, as a result of the application of these family aggregation rules, the Code Section 401(a)(17) limitation, as adjusted, would be exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Creditable Compensation, as determined under this Section 1.1(t), prior to application of the limitation.

    In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Creditable Compensation taken into account under the Plan for any Participant shall not exceed the "OBRA '93 Annual Compensation Limit." The OBRA '93 Annual Compensation Limit is One Hundred Fifty Thousand Dollars ($150,000), as adjusted by the Commissioner for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which Creditable Compensation is determined (the "Determination Period") beginning in such calendar year. If a Determination Period consists of fewer than twelve (12) months, the OBRA '93 Annual Compensation Limit will be multiplied by a fraction, the numerator of which



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


is the number of months in the Determination Period, and the denominator of which is twelve (12).

    For Plan Years beginning on or after January 1, 1994, any reference in the Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 Annual Compensation Limit set forth in this Section 1.1(t).

    (u) "CURRENT OBLIGATION" means, for any Plan Year, that portion of an Acquisition Loan (including interest) which is payable in cash during the one
(1) year period beginning on the most recent Anniversary Date.

    (v) "DEATH BENEFIT" means the benefit payable on the death of the Participant pursuant to Section 5.1(b) (Death Benefit).

    (w) "DEFINED BENEFIT PLAN FRACTION" means, with respect to a Participant, the following fraction. The numerator of the fraction is the Participant's projected annual benefit under all defined benefit plans maintained by the Employer Group (determined as of the close of the Limitation Year). The denominator of the fraction is the lesser of the following amounts determined for such Limitation Year: (i) 1.25 times the dollar limitation in effect under Code Section 415(b)(1)(A) for the Limitation Year, or (ii) 1.4 times the amount which can be taken into account for the Participant under Code Section 415(b)(1)(B) for the Limitation Year.

    (x) "DEFINED CONTRIBUTION PLAN FRACTION" means, with respect to a Participant, the following fraction. The numerator of the fraction is the sum of the Annual Additions allocated to the accounts of the Participant under all defined contribution plans (including the Plan) maintained by the Employer Group, determined as of the close of the Limitation Year. The denominator of the fraction is the sum, as of the end of the Limitation Year, of the lesser of (i) or (ii) for each of the Participant's years of service, where (i) is 1.25 times the dollar limitation in effect under Code Section 415(c)(1)(A) (determined without regard to transition rules otherwise available under Code Section 415), and (ii) is 1.4 times the amount which may be taken into account with respect to the Participant under Code Section 415(c)(1)(B).


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    (y) "DETERMINATION DATE" means, for any Plan Year, the last day of the preceding Plan Year; provided, however, that the first Determination Date shall be the last day of the Plan's first Plan Year.

    (z) "DIRECT ROLLOVER" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

    (aa) "DISCRETION" means sole, absolute and uncontrolled discretion.

    (bb) "DISTRIBUTEE" means a Participant or former Participant, a Surviving Spouse, or a Spouse or former Spouse who is an alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code.

    (cc) "EFFECTIVE DATE" means April 1, 1995.

    (dd) "ELIGIBLE RETIREMENT PLAN" means, in the case of a Distributee other than a Surviving Spouse, an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a Qualified plan that accepts the Distributee's Eligible Rollover Distribution. In the case of a Distributee who is a Surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

    (ee) "ELIGIBLE ROLLOVER DISTRIBUTION" means any distribution of all or any portion of the balance to the credit of a Distributee, except:

         (i) any distribution that is one of a series of substantially equal periodic payments (paid not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary,

         (ii) any distribution that is one of a series of distributions paid to the Distributee and his designated Beneficiary over a specified period of ten years or more,

         (iii) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code, and

         (iv) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

    (ff) "EMPLOYEE" means a person who receives Total Compensation, within the meaning of Section 1.1(rrr) (Total Compensation), excluding any individual who is an independent contractor or consultant, but including any person who is a Leased Employee.

    (gg) "EMPLOYER" means Compuware Corporation.

    (hh) "EMPLOYER GROUP" means the Employer and any subsidiary or affiliated entity which, with the Employer, constitutes a controlled group of corporations or other entities or an affiliated service group within the meaning of subsections (b), (c), (m) or (o) of Section 414 of the Code. For purposes of
Section 4.3 (Limitations on Annual Contributions and Additions), the definition of Employer Group shall be modified as required by Section 415(h) of the Code.

    (ii) "ENTRY DATE" means, for the employee stock ownership portion of the Plan, the first day of each Plan Year (the "ESOP Entry Date"); and for the 401(k) portion of the Plan each April 1 or October 1 (the "401(k) Entry Date") occurring on or after the Effective Date.

    (jj) "ESOP CONTRIBUTIONS" means contributions made by the Company pursuant to Section 3.1(a)(i) (ESOP Contributions).

    (kk) "EXCESS DEFERRALS" means any elective contributions made by a Participant during a calendar year in excess of Seven Thousand Dollars ($7,000), as adjusted for cost of living by the Secretary of the Treasury pursuant to
Section 402(g) of the Code (which constitute excess deferrals within the meaning of Section 402(g)(2) of the Code).

    (ll) "FMLA" means the Family and Medical Leave Act of 1993, as amended.

    (mm) "FIXED ACCOUNT" means an Account which has become fixed, vested, and set apart pursuant to Section 4.6 (Fixed Accounts), regardless of whether the assets of the Account are commingled with any other Account.

    (nn) "HIGHLY COMPENSATED EMPLOYEE" means any Employee who, during the Plan Year or the Look Back Year:

         (i) Owned at any time more than five percent (5%) of the outstanding stock of the Company or stock which has more than five percent (5%) of the total combined voting power of all stock of the Company;

         (ii) Received Total Compensation in excess of Seventy-Five Thousand Dollars ($75,000);

         (iii) Was in the top one-fifth (1/5) of all Employees, when ranked on the basis of compensation, and received Total Compensation of more than Fifty Thousand Dollars ($50,000); or

         (iv) Was at any time an officer of the Company and received Total Compensation greater than fifty percent (50%) of the amount in effect under Section 415(b)(1)(A) of the Code for such Plan Year or Look Back Year. No more than fifty (50) individuals (or, if less, the greater of ten percent (10%) of Employees or three (3) Employees) shall be considered Highly Compensated Employees under this subparagraph (iv). If no officer satisfies the compensation requirement of this subparagraph (iv), then the officer with the highest Total Compensation shall be considered a Highly Compensated Employee.

               Provided, however, that the following additional rules shall apply:

         (v) Employees who did not meet any of the conditions specified in subparagraphs (ii), (iii) or (iv) in the Look Back Year will not be considered Highly Compensated Employees unless they are among the one hundred (100) Employees paid the greatest Total Compensation in the Plan Year being tested.

         (vi) The dollar thresholds set forth in subparagraphs (ii) and (iii) shall be increased to reflect any cost of living adjustments implemented by the Secretary of the Treasury pursuant to Section 415(d) of the Code. The applicable dollar amount shall be the dollar amount for the calendar year in which the relevant Plan Year or Look Back Year begins.

         (vii) Former Employees who were Highly Compensated Employees either when they separated from service (or have a deemed separation within the meaning of regulations promulgated under Section 414(q) of the Code) or at any time after reaching an Attained Age of fifty-five (55) shall always be considered Highly Compensated Employees ("Highly Compensated Former Employees"). Highly Compensated Former Employees who terminated employment with the Employer Group before January 1, 1987 will be identified using the special election provided in regulations under Code Section 414(q). Highly Compensated Former Employees shall not be included for the purpose of determining the number of Employees in the top one-fifth (1/5) group, pursuant to subparagraph (iii), or in applying subparagraphs (iii), (iv) and (v) to active Employees.

         (viii)If any Employee is a member of the family of a five percent (5%) owner (as described in subparagraph (i)) or of one of the ten
               (10) Highly Compensated Employees with the greatest Total Compensation during the Plan Year or the Look Back Year, then that Employee shall not be considered a separate Employee for purposes of any Plan provision which refers to Highly Compensated Employees. Any compensation paid to (or amounts contributed on behalf of) that Employee shall be treated as if it were paid to (or contributed for) the related five percent (5%) owner or Highly Compensated Employee. For purposes of the preceding sentence, the term "family" means the Employee's Spouse and lineal ascendants or descendants and the Spouses of those lineal ascendants or descendants. The determination of which Employees are Highly Compensated Employees under subparagraphs (i) through
               (v) shall be made prior to the application of this subparagraph
               (viii).

         (ix) The Look Back Year is the calendar year ending with or within the Plan Year being tested.

         (x) For purposes of determining the number of Employees in the top one-fifth (1/5) of all Employees under subparagraph (iii), the following Employees shall not be considered:

               (A)    Non-resident aliens with no United States source income.

               (B) Employees who have not completed six (6) months of service by the end of the Plan Year.

               (C) Employees who normally work less than seventeen and one-half (17-1/2) hours per week for any member of the Employer Group.

               (D) Employees who have not yet completed their probationary period of employment.

               (E)    Seasonal Employees.

               (F) Employees who have not reached an Attained Age of twenty-one (21).

    These Employees shall nevertheless be considered in determining the identity of the Highly Compensated Employees and are subject to aggregation with other family members as required under subparagraph (viii).

         (xi) At the Company's election, Leased Employees who are covered by a "safe harbor" plan and who are not participants in any Qualified plan of the Employer Group may be included as Employees for purposes of subparagraph (iii).

         (xii) With respect to any Plan Year, the Company may elect to use the simplified method for determining the identity of Highly Compensated Employees available under Section 414(q)(12) of the Code; provided, however, that, at all times during such Plan Year, the Company maintains significant business activities (and employs Employees) in at least two (2) significantly separate geographic areas and satisfies such other requirements as may be determined by the Secretary of the Treasury.

         (xiii)With respect to any Plan Year, the Company may elect to use the following alternative simplified method for determining the identity of Highly Compensated Employees. A Highly Compensated Employee is an Employee who, for a Plan Year:

               (A)    is a five percent (5%) owner;

               (B) has compensation for the Plan Year which exceeds the limit described in paragraph (ii), as adjusted;

               (C) has compensation for the Plan Year which exceeds the limit described in paragraph (iii) above, as adjusted, and who is in the most highly compensated one fifth (1/5) of all Employees; or

               (D)    is an officer described in paragraph (iv).

    Provided, however, that the compensation used to determine whether an Employee satisfies the compensation requirements described in subparagraphs (B),
(C), and (D) above must reasonably approximate the Employee's Total Compensation for the Plan Year and the lookback provisions shall not apply. Provided, further, that the Company may elect to determine the identity of Highly Compensated Employees under this paragraph (xiii) on the basis of data collected with respect to a "snapshot day".

    (oo) "HOURS OF SERVICE" means:

         (i)   The total of paragraphs (A), (B) and (C) as follows:

               (A) Each hour for which an Employee is paid, or entitled to payment, by the Company for the performance of duties. Those hours shall be credited during the Plan Year in which the duties were performed.

               (B) Each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Company. Those hours shall be credited to the Plan Year to which the award or agreement pertains; provided, however, that an Employee shall not be credited with more than one
                      (1) Hour of Service under Section 1.1(oo)(i)(A) or Section 1.1(oo)(i)(C) and this

                      Section 1.1(oo)(i)(B) with respect to the same hour nor shall an Employee be credited with more than five hundred one (501) Hours of Service under this Section 1.1(oo)(i)(B) on account of any single continuous period during which the Employee did not or would not have performed duties for the Company (whether or not the period occurs in a single Plan Year.

               (C) Each hour for which an Employee is directly or indirectly paid, or entitled to payment, by the Company for reasons (such as vacation, sickness or disability) other than for the performance of duties (irrespective of whether the employment relationship with the Company has terminated). These hours shall be credited in the Plan Year in which payment is actually made or amounts payable become due, whichever is earlier; provided, however, that an Employee shall not be credited with more than five hundred one
                      (501) Hours of Service under this Section 1.1(oo)(i)(C) on account of any single continuous period during which the Employee performs no duties for the Company (whether or not such period occurs in a single Plan Year. Hours under this Section 1.1(oo)(i) shall be calculated and credited pursuant to Sections 2530.200b-2(b) and (c) of the Department of Labor Regulations, which are incorporated herein by this reference.

         (ii) Solely for purposes of determining whether a Break in Service has occurred, in the case of an Employee who is absent from work because of the pregnancy of the Employee, the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of that child by the Employee, or for purposes of caring for that child for a period beginning immediately following such birth or placement, and provided the absence commences on or after the first day of the first Plan Year beginning on or after January 1, 1985, such Employee's Hours of

               Service shall be deemed to include all hours described in subparagraph (i) which would have been credited to the Employee but for such absence or, if those hours cannot be determined, eight (8) hours for each day of the absence. The Committee may require Employee to certify that his absence is due to a reason described in this subparagraph and to certify the number of days during the absence which were due to that cause. The total number of hours deemed to be Hours of Service under this subparagraph shall not exceed five hundred and one (501). These hours shall be allocated to the Plan Year in which the Employee's absence begins, but only if that allocation would, solely because of hours which are deemed Hours of Service under this subparagraph
               (ii), prevent the Employee from incurring a Break in Service for the Plan Year. In any other case, these Hours of Service shall be allocated to the next Plan Year.

         (iii) Service with any member of the Employer Group shall be treated as Hours of Service to the extent provided in Section 11.10(b) (Transfers Within Employer Group).

    (pp) "INVESTMENT FUND" means one or more funds, comprising the Trust Fund, in which Plan assets may be invested. Investment Funds may include such funds as may be established from time to time by the Committee in its Discretion.

    (qq) "INVESTMENT MANAGER" means a person, firm or entity which:

         (i) Is either (A) registered as an investment adviser under the Investment Advisers Act of 1940, (B) a bank, as defined in the Investment Advisers Act of 1940, or (C) an insurance company qualified to manage, acquire and dispose of the assets of Qualified plans under the laws of more than one (1) state,

         (ii) Has acknowledged in writing that it is a fiduciary with respect to the Plan, and

         (iii) Has been granted the authority and duty to direct the investment of all or part of the Trust Fund pursuant to Section 9.4 (Transfer of Investment Authority).

    (rr) "KEY EMPLOYEE" means any individual described in (i) or (ii) below:

         (i) Any Employee or former Employee who, at any time during the Plan Year containing the Determination Date or during any of the four
               (4) preceding Plan Years, is or was:

               (A) An officer of the Company or of any member of the Employer Group whose annual Total Compensation is more than fifty percent (50%) of the dollar limit under Section 415(b)(1)(A) of the Code in effect on the first day of the calendar year in which falls the Determination Date; provided, however, that no more than fifty (50) Employees, or if less, the greater of three (3) or ten percent (10%) of all Employees, shall be considered to be Key Employees under this paragraph 1.1(rr)(i)(A); or

               (B) One of the ten (10) Employees owning the largest interests in the Company whose annual Total Compensation is more than the limitation in Section 415(c)(1)(A) of the Code in effect on the first day of the calendar year in which falls the Determination Date; provided, however, that if two (2) or more Employees have the same interest in the Company, the Employee having the greater annual Total Compensation shall be treated as having the larger interest; or

               (C) A person owning more than five percent (5%) of the outstanding stock of the Company or stock which has more than five percent (5%) of the combined voting power of all stock of the Company; or

               (D) A person whose annual Total Compensation from the Employer Group is more than One Hundred Fifty Thousand Dollars ($150,000) and who owns more than one percent (1%) of the outstanding stock of the Company or stock which has more than one percent (1%) of the combined voting power of all stock of the Company.

    For purposes of determining ownership under paragraphs (B), (C), and (D) above, the constructive ownership provisions of Section 318 of the Code shall apply, except that (I) five percent (5%) or one percent (1%), as the case may be, shall be substituted for fifty percent (50%) in Section 318(a)(2), and (II) the rules of subsections (b), (c) and (m) of Code Section 414 shall not apply. The dollar amounts referred to in paragraphs (A), (B), and (D) above shall be adjusted as described in Section 415(d) of the Code.

         (ii)  The Beneficiary of a person described in (i).

    (ss) "LEASED EMPLOYEE" means a person who is not an Employee, but who provides services to the Employer Group which are pursuant to an agreement between a member of the Employer Group and a leasing organization or between a member of the Employer Group and such person and the person has performed services of a type historically performed by Employees (in the business field of the recipient) for the Employer Group on a substantially full-time basis for a period of at least one (1) year. A person who would otherwise be treated as a Leased Employee pursuant to this Section 1.1(ss) shall not be so treated if the person is covered by a Qualified plan maintained by the leasing organization which is a nonintegrated money purchase pension plan with at least a ten percent (10%) employer contribution rate, and which provides for full and immediate vesting and immediate participation; provided, however, that this sentence shall not apply if Leased Employees comprise more than twenty percent (20%) of the Employer Group's Employees who are not Highly Compensated Employees.

    (tt) "LIMITATION YEAR" means the Plan Year.

    (uu) "MERGED PLAN" means any Qualified Plan which, upon authorization of the Board of Directors of the Employer, is merged into this Plan. The following plans are Merged Plans: the XA Systems Corporation Savings and Investment Plan and effective June 1, 1996, the CoroNet Systems Inc. 401(k) Plan.

    (vv) "MERGED PLAN ACCOUNT" means the account established for a Participant to hold, on his behalf, his share of assets from a Merged Plan.

    (ww) "NONFORFEITABLE," when used with respect to a benefit or right under this Plan, means vested and unconditional.

    (xx) "NON-KEY EMPLOYEE" means:

         (i) a Participant or former Participant who is not and has never been a Key Employee; and

         (ii)  the Beneficiary of a person described in (i).

    (yy) "NORMAL RETIREMENT AGE" means the date a Participant reaches an Attained Age of sixty-five (65).

    (zz) "NORMAL RETIREMENT DATE" means the first day of the month coincident with or next following the later of the date the Participant reaches his Normal Retirement Age or the fifth (5th) anniversary of his participation in the Plan.

    (aaa) "ORIGINAL EFFECTIVE DATE" means the date on which the Prior Plan was originally established, April 1, 1986.

    (bbb) "OTHER INVESTMENTS ACCOUNT" means the account established for a Participant attributable to ESOP Contributions which is invested in other than Company Stock.

    (ccc) "PARTICIPANT" means a Covered Employee who is eligible, and has qualified, to participate in the Plan in accordance with Article II (Participation).

    (ddd) "PARTICIPATION AGREEMENT" means the document by which a Participant agrees to reduce his Creditable Compensation as described in Section 2.2 (Participation Agreements).

    (eee) "PERMANENT AND TOTAL DISABILITY" means a physical or mental condition of the Participant which qualifies him for disability benefits under the Social Security Act.

    (fff) "PLAN" means the Compuware Corporation Employees' Stock Ownership Plan and 401(k) Salary Reduction Arrangement as herein set forth or as from time to time amended.

    (ggg) "PLAN ADMINISTRATOR" means the Committee or such other person as may be designated in Section 8.1(b) (Plan Administrator) to perform the functions of a plan administrator as described in Section 3(14) of the Act.

    (hhh) "PLAN YEAR" means the twelve (12) consecutive month period beginning on each April 1 and ending on the following March 31.

    (iii) "PRINCIPAL" means the original amount of an Acquisition Loan.

    (jjj) "PRIOR PLAN" means the Compuware Corporation Employees' Stock Ownership Plan and 401(k) Salary Reduction Arrangement, as in effect from April 1, 1988 through March 31, 1989, and any predecessor retirement plan superseded thereby.

    (kkk) "PRIOR PLAN PARTICIPANT" means any Employee who was a participant under the Prior Plan as of March 31, 1989.

    (lll) "PROPER" means necessary, advisable, desirable, expedient or convenient.

    (mmm) "QUALIFIED," where used with reference to a plan or trust, has the same meaning as in Section 401(a) of the Code, and when used with reference to an annuity plan, means a plan which meets the requirements of Section 404(a)(2) of the Code.

    (nnn) "SPOUSE" or "SURVIVING SPOUSE" means the person legally married to the Participant. The Spouse shall be the person to whom the Participant is legally married on the Annuity Starting Date. For purposes of determining benefit recipients upon the death of the Participant, the Surviving Spouse shall be the person to whom the Participant is legally married the date of the Participant's death.

    (ooo) "SUPER TOP HEAVY" describes the Plan if it would be Top Heavy under
Section 6.2 (Determination of Top Heavy Status) if ninety percent (90%) were substituted for sixty percent (60%) in each place where sixty percent (60%) appears in that Section.

    (ppp) "SUSPENSE ACCOUNT" means the account established pursuant to Section 9.8(b) (Creation of Suspense Account) to receive Company Stock acquired with an Acquisition Loan.

    (qqq) "TERMINATION BENEFIT" means the benefit payable to a Participant as a result of his termination of employment with the Company, as described in
Section 5.2 (Termination Benefit).

    (rrr) "TESTING COMPENSATION" means compensation, as defined in any manner permitted by Section 414(s) of the Code and regulations promulgated thereunder, including Treas. Reg. Section 1.414(s)-1T, paid during the Plan Year by the Employer or by any member of the Employer Group to a Participant, while he is a Participant, for services actually performed. Compensation taken into account for any Plan Year beginning after December 31, 1988 shall be limited as described in Code Section 401(a)(17), as adjusted for cost of living by the Secretary of the Treasury. In applying this limitation, the Testing Compensation of the "family members," within the meaning of Section 1.1(nn) (Highly Compensated Employee), of any Employee who is a "five percent owner" or among the ten (10) most "highly compensated employees" (within the meaning of Section 414(q) of the Code) for a Plan Year shall be aggregated with that of the Employee as described in Section 414 (q)(6) of the Code, except that for purposes of this Section 1.1(rrr), family members shall include only the Employee's Spouse and lineal descendants who have not reached an Attained Age of nineteen (19) before the end of the Plan Year. If, as a result of the application of these family aggregation rules, the Code Section 401(a)(17) limitation, as adjusted, would be exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Testing Compensation, as determined under this Section 1.1(rrr), prior to application of the limitation.

    (sss) "TOP HEAVY" describes the Plan if it meets the conditions described in
Section 6.2 (Determination of Top Heavy Status).

    (ttt) "TOTAL COMPENSATION" means all amounts paid during the Limitation Year or other relevant period to an individual by any member of the Employer Group for services actually performed which includes all wages, salaries, fees for professional services and other amounts for personal services actually rendered in the course of employment with the Employer (including, but not limited to, commissions paid salesmen, commissions, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Treas. Reg. Section 1.62-2(c)) plus amounts described in Sections 104(a)(3), 105(a) and 105(h) of the Code, to the extent includable in gross income, amounts paid or reimbursed by the Employer for moving expenses (to the extent not deductible by the individual under Section 217 of the Code), the value of any non-qualified stock option to the extent includable in gross income, and amounts includable in gross income as a result of making an election under Section 83(b) of the Code, but excluding:

         (i) contributions made by the Employer to a plan of deferred compensation to the extent that, before the application of the limits of Section 415 of the Code, the contributions are not includable in the gross income of the individual for the taxable year in which contributed,

         (ii) contributions made by the Employer to a plan of deferred compensation to the extent that all or a portion of them are recharacterized as voluntary employee contributions,

         (iii) contributions made on behalf of the individual to a simplified employee pension plan described in Section 408(k) of the Code to the extent the contributions are excludable from the individual's gross income,

         (iv) distributions from a plan of deferred compensation regardless of whether the amounts are includable in the gross income of the individual when distributed (except amounts received pursuant to an unfunded non-Qualified plan to the extent the amounts are includable in the gross income of the individual),

         (v) amounts realized from the exercise of a non-qualified stock option or when restricted stock (or property) held by the individual either becomes freely transferable or is no longer subject to a substantial risk of forfeiture,

         (vi) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option, and

         (vii) other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the individual), or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of any annuity contract described in Section 403(b) of the Code (whether or not the contributions are excludable from the gross income of the individual).

    There shall be excluded from Total Compensation any amounts that would otherwise be excluded from gross income by reason of the application of Sections 125, 402(a)(8), 402(h)(1)(B) and 403(b) of the Code, except that for purposes of
Section 1.1(nn) (Highly Compensated Employee) and Section 1.1(rr) (Key Employee) such amounts shall be included.

    (uuu) "TRANSFERRED ASSETS" means those funds which constitute rollover amounts within the meaning of Section 402(a)(5) of the Code transferred from a Qualified trust to the Trust Fund by the trustee of that Qualified trust on behalf of a Participant; or distributed from a Qualified trust to a Participant and transferred by the Participant to the Trust Fund; or distributed from a Qualified trust to a Participant and transferred by the Participant to an individual retirement account (within the meaning of Section 408 of the Code) and then to the Trust Fund.

    (vvv) "TRANSFERRED ASSETS ACCOUNT" means the account established for a Participant pursuant to Section 12.1 (Right to Transfer) to hold Transferred Assets received by the Plan on his behalf.

    (www) "TRUST" and "TRUST FUND" mean the trust and trust fund established pursuant to the Plan as a medium for funding the Plan.

    (xxx) "TRUST AGREEMENT" means the agreement entered into between the Employer and the Trustee which governs the management and control of Plan assets.

    (yyy) "TRUSTEE" means one (1) or more individuals or corporations (including banks or trust companies) designated by the Employer to be the trustee for the Trust and Trust Fund.

    (zzz) "VALUATION DATE" means the date on which the value of the Trust Fund is determined and includes each Anniversary Date and any other appraisal dates that may be designated by the Committee.

    (aaaa) "YEAR OF SERVICE" means a Plan Year during which an Employee has completed at least one thousand (1,000) Hours of Service; provided, however, that an Employee other than an Employee who is classified by the Company as part-time, shall be credited with one hundred ninety (190) Hours of Service for each month in which the Employee has one (1) or more Hours of Service in determining whether or not such Employee has completed a Year of Service. If the month in which such Employee has one (1) or more Hours of Service extends into more than one (1) Plan Year, the one hundred ninety (190) Hours of Service shall be allocated between the Plan Years on a pro rata basis. An Employee shall not be credited with more than one (1) Year of Service for any Plan Year.

1.2 Compliance with the Act and the Code. This Plan shall be interpreted and effectuated to comply with the applicable requirements of the Act and the Code. Accordingly, the Plan shall be operated so as not to discriminate in favor of Highly Compensated Employees in the provision of benefits or contributions.

1.3 Governing Law and Rules of Construction. This Plan shall be governed in all respects, whether as to construction, capacity, validity, performance or otherwise, by the laws of the United States and, to the extent not superseded by the laws of the United States, by the laws of the State of Michigan. Wherever reasonably necessary, pronouns of any gender shall be deemed synonymous, as shall singular and plural pronouns. The Table of Contents of the Plan and the headings to the Articles and Sections of the Plan are included solely for convenience and shall in no event affect, or be used in connection with, the interpretation of the Plan. Each provision of the Plan shall be treated as severable and if any provision is declared illegal, invalid or unenforceable, the Plan shall be interpreted, and shall remain in full force and effect, as though that provision had never been contained in this Plan.

1.4 Power to Interpret. Subject to Section 1.2 (Compliance with the Act and the
Code) and in addition to the obligations imposed on it under Section 8.10 (Discretion; Nondiscrimination) and elsewhere in the Plan, the Committee shall have the power and Discretion to construe this Plan, to determine entitlement to benefits, to correct any defect, supply any omission, or reconcile any inconsistencies in the manner and to the extent the Committee considers Proper to carry the Plan into effect.

1.5 Terminated Employees. The provisions of the Plan shall not apply to Employees who participated under the Prior Plan and whose employment with the Company terminated before the Effective Date (except as provided in Sections 2.3 (Duration of Participation; Participation After Termination of Employment) and
7.4 (No Longer Covered Employee)). The benefits for such former Employees shall instead be determined pursuant to the terms of the Plan as in effect at the time of their termination of Company employment.

1.6 Profit Sharing Plan. A portion of this Plan is intended to be a profit sharing plan and, specifically, not a plan to which Section 412 of the Code applies. This portion of the Plan also contains cash or deferred features and is intended to comply with the provisions of Section 401(k) of the Code.

1.7 Employee Stock Ownership Plan. A portion of this Plan is designed to invest primarily in employer securities as defined in Section 409(l) of the Code and is intended to be an employee stock ownership plan (within the meaning of Section 4975(e)(7) of the Code) and, specifically, not a plan to which Section 412 of the Code applies.

                                   ARTICLE II
                                  PARTICIPATION

2.1  Eligibility For Participation.

    (a) General Rule. Any Covered Employee who has (i) reached an Attained Age of Twenty One (21) years or more, (ii) completed six (6) months of service or more following the date on which he first performed an Hour of Service (determined without regard to any interruptions in the employment of the Covered Employee by the Company occurring during the twelve (12) month period beginning with the date on which he first performed an Hour of Service) and (iii) completed at least five hundred (500) Hours of Service during any consecutive six (6) month period shall be eligible to become a Participant as provided in this Section 2.1(a). A Covered Employee who has satisfied such conditions shall become a Participant in the employee stock ownership portion of the Plan as of the ESOP Entry Date occurring in the Plan Year in which the Employee meets those conditions, if such conditions are met during the first six (6) months of the Plan Year, or the next subsequent ESOP Entry Date, if those conditions are met during the last six (6) months of the Plan Year. A Covered Employee who has satisfied the eligibility requirements shall become a Participant in the 401(k) portion of the Plan on the 401(k) Entry Date coincident with or next following the date the conditions are fulfilled. An Employee who has fulfilled the eligibility conditions of this Section 2.1(a), but who is not a Covered Employee on the date he would otherwise become a Participant, shall become a Participant on the date he becomes a Covered Employee.

    (b) No Application Required. An eligible Covered Employee shall automatically become a Participant without filing an application or notice with the Committee. A Covered Employee may not waive participation in the Plan.

    (c) Prior Plan Participants. Notwithstanding the foregoing provisions of this Section 2.1, any Covered Employee who was a Prior Plan Participant or would have been eligible to participate in the Prior Plan as of March 31, 1989, shall be eligible to participate in the Plan as of the Effective Date.

2.2 Participation Agreements. A Participant shall not be entitled to receive an allocation of Basic Contributions until and unless he shall have filed with the Committee a Participation Agreement.

    (a) Description. The term "Participation Agreement" means the document by which a Participant elects to reduce his Creditable Compensation by a designated amount. A Participant's initial Participation Agreement shall be effective on his initial date of participation or, if later, the first day of the Plan Year or next semi-annual anniversary thereof (or such other date or dates as the Committee in its Discretion may determine) on or after thirty (30) days (or such other period as the Committee in its Discretion may determine) after a signed Participation Agreement is received by the Committee. An amendment of a Participation Agreement shall be effective on the date on or after thirty (30) days (or such other period as the Committee in its Discretion may determine) after a signed copy is received by the Committee. A Participation Agreement may be revoked at any time, effective as of the beginning of the payroll period after the Committee receives a signed revocation. After a revocation, a new Participation Agreement shall be effective no earlier than the semi-annual date after the date on which the revocation is effective (or such other date as the Committee in its Discretion may determine). A Participation Agreement shall apply to all amounts received each pay period and shall remain in effect until revoked or amended, except that the Committee may temporarily suspend a Participation Agreement to the extent necessary to limit a Participant's Basic Contributions as provided in Section 4.2(a) (Limitations on Allocations of Basic Contributions).

    (b) Limits on Compensation Reduction Elections. A Participant's election to reduce his Creditable Compensation pursuant to a Participation Agreement may be made in one percent (1%) increments (or such other increments as the Committee, in its Discretion, may permit) up to a maximum of fifteen percent (15%) of Creditable Compensation, but not to exceed Seven Thousand Dollars ($7,000) (or such greater amount as may be permitted under Section 402(g) of the Code as a result of adjustments made by the Secretary of the Treasury for the cost of living) in any calendar year. The limitation set forth in the preceding sentence shall apply to all elective deferrals, within the meaning of Section 402(g)(3) of the Code, made to all plans of the

Employer in which such elective deferrals are permitted. An election must be made before the beginning of the period to which it relates.

2.3 Duration of Participation; Participation After Break in Service or Termination of Employment.

    (a) General Rule. A Covered Employee who becomes a Participant shall continue to be a Participant through the Anniversary Date coincident with or next succeeding the date on which his employment with the Employer Group terminates for any reason; provided, however, that, to the extent required by the Code or the Act, he shall be considered a Participant until the date he is no longer entitled to receive any benefits from the Plan.

    (b) Transfer to Noncovered Status. A Participant who is transferred to employment with the Employer Group such that he is no longer a Covered Employee shall not, for such period that he is not a Covered Employee, be entitled to reduce his Creditable Compensation pursuant to Section 2.2 (Participation Agreements), shall not be considered for purposes of performing the testing described in Section 4.2 (Limitations on Allocations), and shall not be entitled to an allocation under Section 4.1 (Participants' Shares of Contributions).

    (c) Participation After Termination of Employment. A former Participant whose employment with the Company has terminated or whose employment is deemed to have terminated, and who is later reemployed by the Company, shall again become eligible to participate in the Plan as of the date on which he again performs an Hour of Service as a Covered Employee.

    (d) Treatment of Account. If a former Participant, whose Fixed Account has not been fully distributed to him, again becomes a Participant, his Account shall be restored and shall no longer be subject to the requirements of Section 4.6(b) (Investment).

    (e) Participation After a Break in Service. All Hours of Service and Years of Service shall be taken into account, except that in the case of an Employee who previously incurred a Break in Service, if at the time of his prior Break in Service an Employee either did not have any Account under the Plan or did not have any Nonforfeitable right to any portion of his Account derived from Company Contributions, his Years of Service before his Break in Service shall not be taken into account if the number of his consecutive Breaks in Service equals or exceeds the greater of five (5) or the number of his Years of Service earned prior to the Break in Service. The Employee's Years of Service before his Break in Service shall not include Years of Service excluded by reason of one (1) or more prior Breaks in Service.

                                   ARTICLE III
                                  CONTRIBUTIONS

3.1  Time and Amount.

    (a) Types and Amounts of Contributions. So long as the Plan is in effect but subject to Article X (Termination and Amendment) and Section 3.1(a)(i)(B) (Reduction of Company Contribution), the Company shall, for each Plan Year, contribute to the Plan as follows:

         (i)   ESOP Contributions.

               (A) Amount. The Company shall, for each Plan Year, contribute to the Trust an amount determined by the Company which is not less than the amount necessary to meet the Plan's Current Obligation.

               (B) Reduction of ESOP Contribution. Payments to satisfy the Current Obligation may not exceed an amount equal to the sum of Company's ESOP Contributions used to satisfy Current Obligations (and earnings on the Company Stock released thereby pursuant to Section 4.1(c)(i) (Release From Suspense Account)) for the Plan Year and all prior Plan Years, less Current Obligations paid in prior Plan Years. If the Company so directs, dividends paid during any Plan Year on Company Stock purchased with the proceeds of an Acquisition Loan shall be used to reduce the Company's ESOP Contribution required to satisfy the Current Obligation (to the extent the dividends are not paid to Participants pursuant to Section 5.7(d)(ii) (Paid to Participants)).

         (ii) Company Contributions. The Company shall contribute to the Plan amounts required pursuant to Section 6.3(b) (Minimum Required Allocation for Non-Key Employees), if any. In addition, the Company may contribute to the Plan a Company Contribution (determined without regard to the Company's actual profits) in such amount, if any, as may be determined in the Discretion of the Company.

         (iii) Basic Contributions. The Company shall contribute to the Plan an amount equal to the amount by which Participants have reduced their annual Creditable Compensation during such Plan Year pursuant to Participation Agreements (the "Basic Contributions").

    Notwithstanding the foregoing, the total amount of all of the Company's Contributions for its taxable year ending with or within the Plan Year, shall not exceed the amount allowable as a deduction to the Company under Section 404 of the Code.

    (b) Time for Making Basic Contributions. All Basic Contributions shall be made to the Plan by the Company as soon as administratively feasible following the payroll period to which a salary reduction pursuant to a Participation Agreement applies (but not later than ninety (90) days following such payroll period).

    (c) Time for Making Contributions (Other Than Basic Contributions). All contributions to the Plan for a taxable year of the Company shall be made within the time prescribed by law for the filing of the Company's federal income tax return (including extensions) for that taxable year.

    (d) Form of Contributions. All Basic Contributions made to the Plan shall be in cash. Contributions other than Basic Contributions shall be made in cash or other property acceptable to the Trustee as a Trust investment, except that to the extent the Company's contribution is applied to meet the Plan's Current Obligations, contributions shall be made only in cash.

    (e) No Employee Contributions. All contributions under the Plan shall be made by the Company and no contributions shall be required or permitted to be made by a Participant.

3.2  Contributions Conditioned Upon Deductibility.

    (a) Treatment of Nondeductible Contributions. All Company Contributions are conditioned on their being deductible under Section 404 of the Code. If the deduction for any Company Contribution for any taxable year shall be disallowed, the contribution (to the extent of the disallowance) shall be returned to the Company within one (1) year following the date of the disallowance. Amounts to be returned to the Company shall not exceed the excess of the amount contributed over the amount that would have been contributed had the contribution been limited to the amount deductible after any disallowance by the Internal Revenue Service. Earnings attributable to the excess contribution may not be returned to the Company, but losses attributable thereto must reduce the amount to be so returned. In addition, the amount returned to the Company must be limited so as to ensure that no Participant's Account balance will be reduced below the balance which would have been in his Account had the nondeductible amount not been contributed.

    (b) Mistake of Fact. If and to the extent that a Company Contribution to the Trust is made by or under a mistake of fact, it shall be repaid to the Company upon demand, to the extent of the mistake, within one (1) year after the contribution was paid, pursuant to rules and regulations promulgated by the Internal Revenue Service and the Department of Labor. Amounts returned to the Company shall not exceed the excess of the amount contributed over the amount that would have been contributed had no mistake of fact occurred. Earnings attributable to the excess contribution may not be returned to the Company, but losses attributable thereto must reduce the amount to be so returned. In addition, the amount returned to the Company must be limited so as to ensure that no Participant's Account balance will be reduced below the balance which would have been in his Account had the mistaken amount not been contributed.

3.3 Contributions to One or More Qualified Pension or Annuity Plans. If the Company makes contributions for a taxable year to one or more Qualified plans (within the meaning of Section 404(a)(7) of the Code) whose participants include one or more Participants in this Plan, the total amount contributed by the Company to those Qualified plans for the taxable year, together with its contribution for the taxable year under Section 3.1 (Time and Amount), shall not exceed the greater of:

    (a) Twenty-five percent (25%) of the compensation otherwise paid during the taxable year to the participants in the Qualified pension or annuity plans and the Participants in this Plan, and

    (b) The amount of Company Contributions necessary to avoid an accumulated funding deficiency (within the meaning of Section 402(a) of the Code) with respect to the plan years of those Qualified pension or annuity plans which end with or within the taxable year;

provided, however, that if this limitation would otherwise be exceeded, the Company Contributions under the Plan for the taxable year shall be reduced by an amount equal to the excess.

                                   ARTICLE IV
                            ALLOCATIONS AND ACCOUNTS

4.1 Participants' Shares of Contributions. The Committee shall establish and maintain records of a "Basic Contribution Account", an "Other Investments Account," and a "Company Stock Account" for each Participant. After taking into account amounts, if any, treated as forfeited pursuant to Section 5.4(g) (Unclaimed Benefits), the Company's contributions, and, as applicable, forfeitures, for a Plan Year shall be allocated to Participants' Accounts as follows:

     (a) Allocation of Basic Contributions. Basic Contributions described in
Section 3.1(a)(iii) (Basic Contributions) shall be allocated as of the date of receipt by the Trustee to the Basic Contribution Accounts of the Participants on behalf of whom the Basic Contributions were made.

     (b) Allocation of Company Contributions. Company Contributions not in the form of Company Stock shall be allocated as follows.

         (i) Top Heavy Contributions. Contributions made pursuant to Section 3.1(a)(ii) (Company Contributions) which are required to be made pursuant to Section 6.3(b) (Minimum Required Allocation for Non-Key Employees) shall be allocated as of the last day of the Plan Year among the Other Investments Accounts of all Participants who are Non-Key Employees and who are Employees at the end of that Plan Year in the ratio which the Creditable Compensation of each such Participant bears to the Creditable Compensation of all such Participants.

          (ii) Discretionary Contributions. Company Contributions made pursuant to Section 3.1(a)(ii) (Company Contributions) and which are not required to be made pursuant to Section 6.3(b) (Minimum Required Allocation for Non-Key Employees), plus forfeitures other than Company Stock, shall be allocated as of the last day of the Plan Year among the Other Investments

                Accounts of the Participants who have completed a Year of Service during the Plan Year then ended and who are Employees at the end of that Plan Year, (unless his employment shall have terminated because of the Participant's death, Permanent and Total Disability, or after reaching an Attained Age of sixty-five (65)) ("Eligible Participants"). The Committee shall allocate to the Other Investments Account of each Eligible Participant that portion of the Company Contributions which bears the same ratio to the total of the Company Contributions that each Eligible Participant's Creditable Compensation for the Plan Year bears to the total Creditable Compensation of all Eligible Participants for the Plan Year. Notwithstanding the foregoing, if a Participant shall be absent on the last day of the Plan Year for reasons which qualify under FMLA and the Participant returns to work with the Company for a period of at least thirty (30) days following the expiration of such absence, he shall be deemed to be actively employed on the last day of the Plan Year for purposes of this Section 4.1(b)(ii).

     (c) Allocation of ESOP Contributions and Company Contributions made in Company Stock. ESOP Contributions described in Section 3.1(a)(i)(A) (ESOP Contributions) shall be allocated to Participant's Accounts in accordance with the following rules:

          (i) Release From Suspense Account. To the extent the ESOP Contributions for any Plan Year are used to repay Principal, Company Stock shall be released from the Suspense Account in the same ratio which the Principal and interest repaid with the contribution bears to the sum of the Principal and interest repaid for the Plan Year plus the Principal and interest to be repaid for all future Plan Years.

          (ii) Eligibility for Allocation. ESOP Contributions, Company Stock released from the Suspense Account pursuant to Section 4.1(c)(i) (Release From Suspense Account), plus forfeitures of Company Stock and any Company Contributions made under Section 3.1(a)(ii) (Company Contributions) in the form of Company Stock shall be allocated as of the last day of the Plan Year among the Accounts of Eligible Participants.

          (iii) Ineligibility for Allocation. No portion of the assets of the Plan attributable to Company Stock acquired by the Plan in a transaction to which Section 1042 of the Code applies shall be allocated to the following persons:

                 (A) Nonallocation Period. During the period beginning on the date of the sale of the Company Stock to the Plan to which Section 1042 of the Code applies and ending on the later of the tenth (10th) anniversary of the date of such sale or the date of the Plan allocation attributable to the final payment of the Acquisition Loan incurred in connection with the sale to which Section 1042 of the Code applies, allocations under Section 4.2(c)(ii) (Eligibility for Allocation) shall be prohibited for any Participant who makes an election under Section 1042(a) of the Code with respect to Company Stock and any individual who is related to that Participant (within the meaning of Section 267(b) of the Code).

                 (B)   Substantial Owners. Allocations shall not be made under
                       Section 4.1(c)(ii) (Eligibility for Allocation) for the benefit of any person who owns (after application of Section 318(a) of the Code) more than twenty-five percent (25%) of all Company Stock (considering all stock of members of the Employer Group as Company Stock). For purposes of this paragraph, a person shall be considered a twenty-five percent (25%) shareholder if the person owns twenty-five percent (25%) of all Company Stock at any time during the one year period ending on the date of the sale of Company Stock to the Plan in a transaction to which Section 1042 of the Code applies or on the date as of which Company Stock to which Section 1042 of the Code applies is allocated to Participants.

          (iv) Allocation. Allocation amounts for each Participant shall be determined by multiplying the total amount of the ESOP Contribution or Company Contribution made in Company Stock to be allocated by the ratio that each Eligible Participant's Creditable Compensation bears to the total of the Creditable Compensation of all Eligible Participants. Such amounts shall be allocated to each Eligible Participant's Company Stock Account, together with Company Stock which is released pursuant to
                Section 4.1(c)(i) (Release From Suspense Account).

     (d) Limit on Compensation Considered. For purposes of this Section 4.1, there shall be taken into account only such Creditable Compensation as is paid to a Participant while he is a Participant.

     (e) Merged Plan. Assets received by the Plan from one or more Merged Plans shall be held in a Merged Plan Account for each Participant as to whom assets were received from the Merged Plan. Merged Plan Accounts shall not receive allocations of any Company Contributions.

4.2 Limitations on Allocations. For Plan Years beginning after December 31, 1986, the following allocation limitations shall apply.

     (a) Limitations on Allocations of Basic Contributions.

          (i) Limit for Highly Compensated Employees. Allocations of Basic Contributions to the Accounts of Participants who are Highly Compensated Employees shall be limited to an Average Deferral Percentage (as defined in Section 4.2(a)(ii) (Average Deferral Percentage)) which does not exceed the greater of:

                (A) The Average Deferral Percentage for Participants who are not Highly Compensated Employees, times 1.25, or

                (B) The lesser of (I) the Average Deferral Percentage for Participants who are not Highly Compensated Employees multiplied by 2.00, or (II) the Average Deferral Percentage for Participants who are not Highly Compensated Employees plus two (2) percentage points.

          (ii) Average Deferral Percentage. The "Average Deferral Percentage" for the group of Participants who are Highly Compensated Employees and the group of Participants who are not Highly Compensated Employees, for a Plan Year, shall be the average of the "Actual Deferral Ratios" of the members in the applicable group. The "Actual Deferral Ratio" of a Participant shall mean the amount of Basic Contributions actually made to the Plan on behalf of that Participant for the Plan Year, expressed as a percentage of his Testing Compensation for that Plan Year. The "Actual Deferral Ratio" of a five percent (5%) owner as defined in Section 1.1(nn)(i) or an individual who is one of the ten
                (10) most Highly Compensated Employees shall be the greater of
                (A) the Actual Deferral

                Ratio computed solely with respect to his Testing Compensation and Basic Contributions (ignoring those of any family members) or (B) the Actual Deferral Ratio computed after aggregating the Testing Compensation and Basic Contributions of family members described in Section 1.1(nn)(viii) with those of the Participant.

          (iii) Aggregation of Deferrals. For purposes of Section 4.2(a)(ii) (Average Deferral Percentage), the following salary deferrals made by a Participant to another plan of the Employer Group shall be aggregated with his Basic Contributions.

                (A) If the Plan and one or more other plans maintained by any member of the Employer Group which include cash or deferred arrangements (as defined in Section 401(k)(2) of the Code) are considered as one plan for purposes of Sections 401(a)(4) and 410(b) of the Code, all salary deferrals by the Participant under such other plan or plans, if any, during the Plan Year shall be aggregated with his Basic Contributions.

                (B) If a Participant who is a Highly Compensated Employee is also a participant in one or more plans maintained by any member of the Employer Group, other than the Plan, which contain cash or deferred arrangements (as defined in Section 401(k)(2) of the Code), all salary deferrals by the Participant under such other plan or plans, if any, during the Plan Year shall be aggregated with his Basic Contributions.

          (iv) Treatment of Excess Basic Contributions. The amount by which the limit set forth in Section 4.2(a)(i) (Limit for Highly Compensated Employees) is exceeded shall be referred to as "Excess Basic Contributions". Excess Basic Contributions, and income attributable thereto, shall first be reduced by any Excess Deferrals previously distributed to the relevant Highly Compensated Employee pursuant to Section 5.9 (Distribution of Excess Deferrals) for the taxable year ending in the Plan Year in which the Excess Basic Contributions are made. Any remaining Excess Basic Contributions, and income attributable thereto, shall be returned to the relevant Highly Compensated Employees (and, if applicable, to their family members within the meaning of Section 1.1(nn)(viii), proportionately to their relative Basic Contributions) not later than the end of the Plan Year immediately following the Plan Year in which the Excess Basic Contributions are made.

                (A) Determination of Excess. Excess Basic Contributions, with respect to a Highly Compensated Employee, shall be determined as follows:

                       (1) Highly Compensated Employees shall be ranked in descending order according to their Actual Deferral Ratios.

                       (2) The Basic Contributions of the Highly Compensated Employee with the highest Actual Deferral Ratio shall be reduced to a percentage equal to the Actual Deferral Ratio of the Highly Compensated Employee with the next highest Actual Deferral Ratio (or to such greater percentage as may be permitted to reduce the Average Deferral Percentage for Highly Compensated Employees to the highest permitted Average Deferral Percentage under Section 4.2(a)(i) (Limit for Highly Compensated Employees)). This procedure shall be repeated to the extent necessary to reduce the Average Deferral Percentage for Highly Compensated Employees to the highest Average Deferral Percentage permitted within the limits of
                             Section 4.2(a)(i) (Limit for Highly Compensated Employees).

                       (3) The amount by which a Highly Compensated Employee's Basic Contributions is reduced under this Section 4.2(a)(iv), if any, shall constitute that Highly Compensated Employee's Excess Basic Contributions.

                       (4) The Excess Basic Contributions of a family group whose Testing Compensation and Basic Contributions are required to be aggregated as described in
                             Section 4.2(a)(ii) (Average Deferral Percentage) shall be allocated in proportion to the Basic Contributions of each family member that are combined to determine the Actual Deferral Ratio of the family group.

                (B) Determination of Income. Income allocable to Excess Basic Contributions required to be returned to the Participant under this Section 4.2(a)(iv) may be calculated as follows (or under any other permissible method):

                       (1) General Rule. The income allocable to Excess Basic Contributions is equal to the allocable gain or loss for the Plan Year in which the Excess Basic Contributions were made. Income includes all earnings and appreciation, including such items as interest, dividends, gains from the sale of property, and appreciation in the value of stock and life insurance contracts, without regard to whether such appreciation has been realized.

                       (2) For the Plan Year. The income allocable to Excess Basic Contributions for the Plan Year in which the Excess Basic Contributions were made is determined by multiplying the income for that Plan Year by a fraction, the numerator of which is the Participant's Excess Basic Contributions and the denominator of which is the Participant's Account balance, reduced by the gain for the Plan Year and increased by the loss for the Plan Year.

     (b) Order of Applying Limits. Notwithstanding anything in this Section 4.2 or Section 2.2(b) (Limits on Compensation Reduction Elections) to the contrary, the provisions of Section 4.3 (Limitations on Annual Contributions and Additions) shall be applied before application of the provisions of either this
Section 4.2 or Section 2.2(b) (Limits on Compensation Reduction Elections).

4.3 Limitations on Annual Contributions and Additions. The provisions of this
Section 4.3 shall be effective on the first day of the first Plan Year beginning after December 31, 1986.

     (a) Maximum Annual Addition. The Annual Additions to a Participant's Account for any Limitation Year shall in no event exceed the lesser of:

          (i) Thirty Thousand Dollars ($30,000), or, if greater, one fourth (1/4) of the dollar limitation in effect under Section 415(b)(1)(A) of the Code, or

          (ii) Twenty-five percent (25%) of the Participant's Total Compensation received from the Employer Group for that Limitation Year.

If not more than one-third (1/3) of the Company Contributions for a Plan Year which are used by the Trust to repay Principal and interest on an Acquisition Loan are allocated to the Accounts of Highly Compensated Employees, then forfeitures of Company Stock, if any, and Company Contributions used by the Trust to repay interest on an Acquisition Loan shall not count toward the limits described in this Section 4.3.

     (b) Treatment of Excess. If, because of allocation of forfeitures or a reasonable error in estimating a Participant's Creditable Compensation, or under other circumstances which may be permitted under Section 415 of the Code, the limitation set forth in Section 4.3(a) (Maximum Annual Addition) would otherwise be exceeded with respect to a Participant for a Limitation Year, the Participant's Basic Contributions for the Limitation Year shall be distributed to such Participant to the extent that the distribution reduces the excess amounts in the Participant's Account. Any remaining excess shall be held unallocated in a separate suspense account, which shall not share in the allocation of income or losses of the Trust Fund. If the Participant is an Employee at the end of the Plan Year next following the Limitation Year with respect to which the limitation set forth in Section 4.3(a) (Maximum Annual Addition) would otherwise be exceeded, the amount in the suspense account shall be used to reduce Company Contributions for such Participant for that next Plan Year. This process shall be repeated for succeeding Plan Years, as necessary to exhaust the suspense account, so long as the Participant is an Employee at the end of such succeeding Plan Year. If the Participant is not an Employee at the end of such succeeding Plan Year, the amount in the suspense account shall be allocated and reallocated in that Plan Year (and succeeding Plan Years, as necessary to exhaust the suspense account) to all of the remaining Participants' Company Contribution Accounts, as a Company Contribution, pursuant to Section
4.1 (Participants' Shares of Contributions), before the Company may make contributions under Section 3.1 (Time and Amount) for such next following Plan Year (or such succeeding Plan Year) and shall reduce the Company Contributions in such year accordingly. If, before the suspense account has been exhausted, the Plan is terminated, amounts remaining in the suspense account shall be returned to the Company.

     (c) Coordination with Other Defined Contribution Plans. If a Participant also participates in a defined contribution plan (within the meaning of Section 415(k) of the Code) maintained by any member of the Employer Group, other than the Plan, the limitation set forth in Section 4.3(a) (Maximum Annual Addition) shall apply to the aggregate of the Annual Additions to the Plan and to such other plan. If the limitation set forth in Section 4.3(a) (Maximum Annual Addition) would otherwise be exceeded when taking into account such combination of plans the amount to be allocated to such Participant under this Plan shall be reduced or eliminated pursuant to Section 4.3(b) (Treatment of Excess) prior to making any adjustments under the other plan.

     (d) Coordination with Defined Benefit Plans. If the Participant also participates in a defined benefit plan (within the meaning of Section 415(k) of the Code) maintained by any member of the Employer Group, the sum of his Defined Benefit Plan Fraction and his Defined Contribution Plan Fraction shall not exceed 1.0 for any Limitation Year. If the limitation set forth in this Section 4.3(d) would otherwise be exceeded, the benefit under the other plan shall be reduced or eliminated prior to making any adjustments under this Plan.

     (e) Compliance with Applicable Law. The limitations described in this
Section 4.3 shall be determined and applied in accordance with the provisions of
Section 415 of the Code and regulations promulgated thereunder, which are incorporated herein by this reference.

4.4 Periodic Adjustments to Accounts. Adjustments shall from time to time be made to each Participant's Account as follows:

     (a) Distributions and Expenses. The Committee shall direct the Trustee to debit each Account currently in respect of any distributions of benefits therefrom and any special expenses chargeable thereto under Section 4.5 (Expenses and Remuneration).

     (b) Gains and Losses. As of each Valuation Date, the Trustee shall compute the profit or loss of the Trust Fund and each Investment Fund since the last Valuation Date, using a method of accounting selected by the Trustee, after giving recognition to the appreciation or depreciation of assets as determined pursuant to the terms of the Trust Agreement. The profit or loss so computed shall be credited or debited to the Participants' Accounts (other than Fixed Accounts) invested in each Investment Fund in the ratio which each portion of an Account invested in each Investment Fund on the prior Valuation Date bears to the aggregate of all portions of Participants' Accounts invested in that Investment Fund on that Valuation Date. In determining the Account balances on any Valuation Date, there shall be included any Company Contributions allocable thereto as of that Valuation Date. Upon agreement between the Trustee and the Committee, any other reasonable method for allocating profits and losses among Participants' Accounts may be used. For purposes of this paragraph, gains and losses shall not include any dividends on Company Stock which are paid to Participants pursuant to Section 5.7(d) (Dividends). Any determination of gain and loss with respect to Company Stock shall be based on a valuation of the Company Stock made in good faith based upon all relevant factors for determining the fair market value of the Company Stock. A determination of fair market value based on an annual independent appraisal performed by a person who customarily makes such appraisals and who meets requirements similar to the requirements of Treasury Regulations prescribed under Section 170(a)(1) of the Code shall be deemed to be a good faith determination of value.

4.5  Expenses and Remuneration.

     (a) Remuneration. Members of the Committee shall serve without remuneration but the Trustee shall be paid fees in an amount and manner mutually agreed upon in writing between the Trustee and the Employer; provided, however, that no fees (except for reimbursement of expenses Properly and actually incurred) shall be paid to a Trustee for any period during which that person received full time pay from any member of the Employer Group and also served as Trustee.

     (b) Expenses. The expenses of the Trustee and Committee, including but not limited to the Trustee's fees, shall (unless the Company shall in its Discretion elect to pay them) be paid and accounted for as follows:

          (i) All such expenses shall be debited to the several Participants' Other Investments Accounts (other than Fixed Accounts) (and then to their Company Stock Accounts, if necessary) as part of, or in conjunction with, the posting of profits and losses under
                Section 4.4(b) (Gains and Losses).

          (ii) Any expenses which the Trustee or Committee may incur with special reference to any Participant or his Account (including any Fixed Account) shall first be charged against his Account to the extent that the Account is sufficient for that purpose. The remaining balance of the special expenses, if any, shall then be charged among the other Accounts pursuant to paragraph (i) above, but shall if possible be later reimbursed to the other Accounts out of future credits to the relevant Participant's Account.

4.6 Fixed Accounts. After a Participant's employment with the Company terminates, whether due to his retirement, death, or any other cause, he shall cease to be a Participant as of the Anniversary Date coincident with or next succeeding the date of that event and, except for benefits payable or distributable under this Plan, shall cease to have any further right, title or interest in the Plan or Trust Fund. The Participant's Account shall thereafter be subject to the following rules.

     (a) Date of Fixing. His Account shall become fixed at its balance as of the Anniversary Date coincident with or next succeeding the date on which his participation ceases, and his Account as so fixed and Nonforfeitable shall be his Fixed Account. Thereafter no further credits or debits shall be made to said Account, except for:

          (i)   Distributions therefrom.

          (ii)  Special expenses chargeable thereto under Section 4.5(b)(ii).

          (iii) Matters mentioned in Section 4.6(b) (Investment) and Section 4.6(c) (Adjustments).

     (b) Investment. The Trustee shall promptly segregate and set apart cash and other assets of the Trust Fund having an aggregate fair market value on the relevant Valuation Date equal to the balance of the Fixed Account in question, determined as described in this Section 4.6. Thereafter, unless that Fixed Account shall have been distributed in full, the Trustee shall maintain it as a fixed and segregated Account but may commingle the assets thereof with any one or more other Fixed Accounts; provided, however, that if the Participant's Account is not paid to him in full within six (6) months after the date it becomes a Fixed Account:

          (i) The balance of the Fixed Account, other than the portion representing his Company Stock Account, whether segregated or commingled, shall be held and invested only in the form of cash, savings or checking accounts, financial instruments whose principal is guaranteed, direct obligations of the United States government, or obligations the principal and interest of which are unconditionally guaranteed by such government.

          (ii) To the extent that the Participant (or, if deceased, his Beneficiary) shall authorize in writing, and if the Committee shall so approve, the Fixed Account may be invested and reinvested in any manner allowed by the provisions of the Trust Agreement.

         (c) Adjustments. If investments are made out of a commingled pool of Fixed Accounts, as provided in Section 4.6(b) (Investment), each Fixed Account shall be credited or debited from time to time with its allocable share of the profits and losses of the commingled fund (after including Trustee fees and expenses of the Trustee and Committee chargeable to the fund) according to such reasonable and uniform practice as the Trustee adopts and the Committee approves.

     (d) Forfeitures. All funds forfeitable pursuant to Section 5.2(d) (Treatment of Nonvested Amounts) shall remain credited to the Participant's Account and shall be forfeited and allocated as described in Section 4.1 (Participants' Shares of Contributions) as of the Anniversary Date coincident with or next succeeding the earlier of: the date on which a Participant has incurred five (5) consecutive Breaks in Service or the date on which he shall have received a distribution of his entire Fixed Account. If the Participant has received a distribution of less than his entire Fixed Account, however, the amount to be so forfeited and allocated shall be limited to an amount determined by multiplying the forfeitable portion of the Participant's Account balance as of the date immediately preceding the distribution by a fraction, the numerator of which is the total of all distributions from his Fixed Account representing Company contributions occurring after his termination of employment and the denominator of which is the amount of his Fixed Account representing Company contributions at the time of his termination of employment. If the Participant is reemployed by the Employer Group prior to incurring five (5) consecutive Breaks in Service, then the following rules shall apply:

          (i) No Distribution. If such Participant has not received a distribution from his Fixed Account by reason of his prior termination of employment, the funds in his Account which became forfeitable by reason of his prior termination of employment shall no longer be forfeitable.

          (ii) Prior Distribution. If the Participant has received a total or partial distribution of his Fixed Account by reason of his prior termination of employment and he repays to the Plan the entire amount distributed to him from the Plan before five (5) years have elapsed after the date of his reemployment, the forfeitable portion of his Account which was forfeited and allocated as a result of the application of this Section 4.6(d) shall be restored to his Account and shall no longer be forfeitable.

          (iii) Deemed Distribution. For purposes of this Section 4.6(d), a Participant shall be deemed to have received a distribution of the entire balance of his Fixed Account if, at the time of his termination of employment with the Employer Group, he either has no Nonforfeitable interest in his Plan Account or he has no Account under the Plan.

     (e) Reinstatement of Account. Subject to Section 4.6(d) (Forfeitures), in the case of a former Participant whose Account has been restored or whose Account becomes no longer forfeitable pursuant to Section 4.6(d) (Forfeitures), the balance of his Fixed Account will no longer be subject to the limitations of Sections 4.6(a) (Date of Fixing) and 4.6(b) (Investment) and his Account shall be Nonforfeitable to the same extent as at the time his Account became a Fixed Account. Any amounts required to be restored to a Participant's Account pursuant to Section 4.6(d) (Forfeitures) shall be obtained either from Fund earnings, forfeitures, or from additional Company contributions.

4.7 Separate Accounting. The provisions of this Article IV shall be so applied and interpreted as to provide separate accounting within the meaning of Section 204(b)(3)(B) of the Act for each Participant's interest under the Plan. The fact that an individual account is established for each Participant shall not be construed to give such Participant any interest in such account except as provided in Article V (Benefits) and elsewhere in the Plan.

                                    ARTICLE V
                                    BENEFITS

5.1 Retirement, Death and Disability Benefits. A Participant whose employment terminates by reason of his death, Permanent and Total Disability, or who becomes eligible for a Normal Retirement Benefit shall have a one hundred percent (100%) Nonforfeitable interest in the balance of his Fixed Account computed pursuant to Section 4.6 (Fixed Accounts).

     (a) Normal Retirement Benefit. A Participant becomes eligible for a Normal Retirement Benefit if his employment with the Employer Group terminates on or after his Normal Retirement Date.

     (b) Death Benefit. A Participant who dies prior to the date his Account is distributed, whether or not his employment with the Company or Employer Group has theretofore terminated, shall be eligible for a Death Benefit.

     (c) Disability Benefit. A Participant whose employment with the Employer Group terminates on account of his Permanent and Total Disability shall be eligible for a Disability Benefit.

5.2  Termination Benefit.

     (a) Vesting. The Fixed Account of a Participant whose employment with the Company terminates for reasons other than his death or Permanent and Total Disability and who is not eligible for a Normal Retirement Benefit shall be the sum of the following:

          (i)   The balance in his Basic Contributions Account.

          (ii)  The balance in his Transferred Assets Account.

          (iii) The balance in his Merged Plan Account.

          (iv) Amounts, if any, recredited to his Account pursuant to Section 4.7(d)(ii) (Prior Distribution).

          (v) The Nonforfeitable percentage of the balance in his Company Stock Account and his Other Investments Account based upon the number of his Years of Service as follows:


                                      Nonforfeitable
         Years of Service               Percentage
         ----------------               ----------

        Less than 3                         0%
        3 but less than 4                  20%
        4 but less than 5                  40%
        5 but less than 6                  60%
        6 but less than 7                  80%
        7 or more                         100%

     (b) Change in Vesting Schedules. In the event that the vesting schedule described above represents a change from that which existed under the provisions of the Plan prior to the Effective Date or if there is a future change in the vesting schedule described above, the Nonforfeitable portion of the Account of each Participant who has, as of the date of the change, accumulated at least three (3) Years of Service shall be determined in accordance with whichever of the vesting schedules is designated by the Participant. Each such Participant shall be permitted to elect, within a reasonable period following the effective date of the change, to continue under the vesting schedule as it existed prior to the change. Notwithstanding the preceding portion of this paragraph (b), the Nonforfeitable portion of a Participant's Account shall not be less than it was immediately prior to the effective date of a change in vesting schedules, determined pursuant to the prior schedule. Future changes to the vesting schedule shall be in accordance with the provision of Section 10.4(d) (Vesting Changes).

     (c) Service Counting. In computing a Participant's period of service for purposes of Section 5.2(a) (Vesting) all his Years of Service shall be counted including Years of Service with the Company before it became a member of the Employer Group.

     (d) Treatment of Nonvested Amounts. The portion of a Participant's Account which does not become part of his Fixed Account shall be held in accordance with
Section 4.6(d) (Forfeitures) and allocated to Participant's Accounts in accordance with Section 4.1 (Participants' Shares of Contributions). Forfeitures shall be deemed taken first from a Participant's Other Investments Account, until depleted, and then from his Company Stock Account.

5.3      Loans to Participants.

     (a) General Rules. Pursuant to uniform rules consistently applied, the Committee may, upon the written request of a Participant who is an active Employee, but not a former Employee, Beneficiary or Alternate Payee, direct the Trustee to make a loan or loans to such Participant with the consent of his Spouse (which shall be obtained in accordance with Section 5.4(d) (Spouse Consent)). The Committee is responsible for administering all loans and shall make available to Participants written information describing the rules and procedures for applying for loans. The procedures shall be in written form and shall comprise the written document forming part of the Plan within the meaning of Department of Labor Regulations Section 2550.408b-1. The procedures set forth in that document may be revised at any time by the Committee, without requiring an amendment to this Plan document, even if the procedures, as revised, differ in certain respects from the specifications set forth below.

     (b) Requirements. The Committee shall, in its Discretion, determine the amount, terms and conditions of any loan. All loans to Participants shall be made only from a Participant's Basic Contributions Account and Company Stock Account and shall be subject to the following further limitations:

          (i) Maximum Amount. Any loan to a Participant, when added to the unpaid balance of any outstanding loans, if any, made to him pursuant to this Section 5.3, shall not exceed the lesser of:

                (A) Fifty Thousand Dollars ($50,000) reduced by the excess (if any) of the Participant's highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which the loan was made, over the outstanding balance of his loans from the Plan on the date on which the new loan is to be made; or

                (B) One-half (1/2) of the balance of the Nonforfeitable portion of the Participant's Account as of the Valuation Date immediately preceding the date of the loan;

provided, however, that in determining the maximum amount of any loan to be made under this Section 5.3, all Qualified plans maintained by any member of the Employer Group shall be treated as one plan.

          (ii) One Loan. A Participant is permitted to have only one (1) loan from his Basic Contribution Account and one (1) loan outstanding from his Company Stock Account outstanding at any time.

          (iii) Minimum Loan Amount. The minimum loan amount shall be One Thousand Dollars ($1,000).

          (iv) Term. Any loan must have a specified repayment date, which may in no event extend or be extended beyond the earlier of Participant's Normal Retirement Date or five (5) years from the date the loan is made; provided, however, if the proceeds of the loan are to be used to acquire a dwelling unit which within a reasonable time (determined by the Committee in its Discretion) is to be used (determined by the Committee at the time the loan is made) as the principal residence of the Participant, the repayment date of the loan may extend beyond five (5) years from the date the loan is made (but not beyond his Normal Retirement
                Date).

          (v) Interest; Security. Each loan shall bear interest at such reasonable rate as may be in effect at the time the loan is made, as determined by the Committee in the manner described in written rules established by the Committee and which are made available to Participants. All loans shall be adequately secured. The Committee shall require the Participant to assign to the Trustee that portion of the Nonforfeitable balance of his Basic Contributions Account, but not more than fifty percent (50%) of the Nonforfeitable portion of his Account, necessary to secure the loan.

          (vi) Amortization. Except as determined by the Committee in accordance with regulations promulgated by the Secretary of Treasury pursuant to Section 72(p) of the Code, any loan granted hereunder shall be amortized on a substantially level basis over its term and payments shall be required to be made not less frequently than quarterly.

          (vii) Repayment. Repayment of a loan made pursuant to this Section 5.3(a) shall be by payroll deduction wherever possible. Repayment of a loan by a Participant who is not actively employed shall be by monthly check sent to the Trustee. If a loan is repaid in full prior to its specified repayment date, the Participant may not obtain a new loan until at least twelve
                (12) months have elapsed after the date of complete repayment.

          (viii)Loan Processing Fee. The Trustee may charge a one-time loan processing fee and/or other reasonable fee to each Participant who is granted a loan. The Committee shall inform the Participant of the amount of any fees at the time his loan is made.

          (ix) Disclosure Statement. Each Participant who receives a loan shall also receive a clear statement of the charges involved in such loan transaction, including the dollar amount and annual rate of finance charge.

          (x) Effect on Investment Funds. The amount of any loan made pursuant to this Section 5.3(a) shall reduce the Participant's interest in the Investment Funds pro rata. Notwithstanding the preceding rule, Investment Funds may be reduced in such other manner as the Committee, in its Discretion, may determine and make part of the written procedures governing loans to Participants.

          (xi) Allocation of Interest. The unpaid balance of any loan, whether or not yet due, shall be deducted from the amount standing to the credit of the Participant in his Account for purposes of
                Section 4.4 (Periodic Adjustments to Accounts); provided, however, that interest paid by the Participant into the Trust Fund with respect to any such loan shall be allocated directly to the Participant's Account.

          (xii) Effect on Distributions. No payment out of the Trust Fund shall be made to or in respect of a Participant or his Beneficiary (except under this Section 5.3) unless and until all unpaid loans to such Participant have been satisfied in full. Loans in default under a note executed by a Participant pursuant to the rules and procedures governing Participant loans will be satisfied on the date the Trustee forecloses upon that portion of the Participant's Account which is used as security for the loan. The Trustee will foreclose upon that portion of the Participant's Account which is used as security for the loan when both the loan is in default and the Participant incurs an event which would permit him to receive a distribution under another provision of the Plan (other than pursuant to Section
                5.5 (Other Distributions and Payments)). The foregoing provisions shall not prevent the Trustee from reporting a loan in default as income to the Participant at any time permitted or required by Section 72(p) of the Code.

5.4  Payment of Benefits.

     (a) Application. Except as provided in Section 5.4(e) (Required Distributions) and Section 5.4(h) (Small Benefits), Participants, Beneficiaries and other persons eligible for benefits under the Plan shall make application for benefits on forms provided by the Committee and must consent, in writing, to a distribution from the Plan of benefits to which he is entitled. Notwithstanding anything herein to the contrary, no benefits shall be payable under the Plan with respect to any period which is before the date on which application for those benefits is received by the Committee in accordance with procedures established by it, unless the Committee determines that the delay was not due to negligence on the part of the Participant, Beneficiary or other person applying for benefits hereunder. The Committee may require any Participant, Beneficiary or other person applying for benefits to furnish to it any information reasonably necessary for the Proper administration of the Plan and if the applicant shall fail to furnish that information, the Committee may compute his benefits, if any, on any basis it deems reasonable. No benefits shall be paid unless proof satisfactory to the Committee evidencing entitlement to those benefits is presented to the Committee by the person or persons claiming the benefits.

     At least thirty (30), but not more than ninety (90) days before the Participant's Annuity Starting Date, the Plan Administrator shall notify the Participant of the benefits available to him, the optional forms for payment, if any, and, if the benefit is immediately distributable, his right, if any, to defer receipt of the distribution. Such notice shall be given in accordance with
Section 1.411(a)-11(c) of the Income Tax Regulations. The Participant's consent to the distribution may not be made before the Participant receives the notice and may not be made more than ninety (90) days before his Annuity Starting Date.

     If a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than thirty (30) days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

          (i) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

          (ii) the Participant, after receiving the notice, affirmatively elects a distribution.

     (b) Payment of Benefits Other Than Death Benefits. Subject to Sections 5.4(a) (Application), 5.4(e) (Required Distributions), 5.4(i) (Deadline for Benefits), 5.7 (Special Distribution Rules), and 12.4 (Distribution of Transferred Assets), the Committee shall direct the Trustee to pay or arrange for payment of the benefits for which a Participant is eligible (except Death Benefits), using the Participant's entire Fixed Account (reduced by any prior distributions), as soon as administratively feasible after the end of the Plan Year in which the Participant becomes eligible for a benefit under Section 5.2 (Termination Benefit); provided, however, that if a Participant becomes eligible for benefits under Section 5.1(a) (Normal Retirement Benefit) or Section 5.1(c) (Disability Benefit), or such Participant has reached an Attained Age of sixty
(60) and has completed five (5) Years of Service at the time of his termination of employment with the Employer Group, payment shall be available within thirty
(30) days following the date the Participant satisfied such conditions, based upon the Valuation Date coincident with or next preceding the later of the date the Participant's employment with the Employer Group terminated or the date he files an application with the Committee, pursuant to Section 5.4(a) (Application). Benefits may be paid as follows:

          (i) Normal Form. If the Participant shall fail timely to elect to have his benefits payable in accordance with Section 5.4(b)(ii) (Optional Forms), the balance of the Participant's Fixed Account shall be paid to him in a single lump sum.

          (ii) Optional Forms. If the Participant shall elect by written notice delivered to the Committee, at any time within the ninety (90) day period immediately preceding the Annuity Starting Date, the balance of his Fixed Account shall be paid to him in one of the methods described below. Any election under this paragraph (ii) may be revoked and a new election made during such ninety (90) day period.

                (A)    Lump Sum. In a single lump sum.

                (B) Installments. In approximately equal regular installments not less frequently than annually over a period to be selected by the Participant but not to exceed a period extending beyond the lesser of his life expectancy or ten
                       (10) years. For purposes of this paragraph, a Participant's life expectancy shall be determined in accordance with regulations promulgated under Section 72 of the Code. The Participant's life expectancy shall be determined at the time benefit payments are to commence and shall not be recomputed during the installment payout period.

          (iii) Payment Forms for Merged Plan Accounts. In addition to the normal form for payment described in Section 5.4(b)(i) (Normal
                Form) and the optional forms for payment described in Section 5.4(b)(ii) (Optional Forms), amounts held for a Participant in his Merged Plan Account shall be payable in such other form(s) as were permitted under the terms of the Merged Plan from which they were transferred. For this purpose, the terms of the Merged Plan as in effect on the date immediately preceding the date the Merged Plan's assets were received by the Plan shall apply in determining the availability of payment forms and timing of payments from the Merged Plan Account, including all restrictions, terms, conditions, and notice requirements applicable to electing or receiving payment in such forms.

     (c) Payment of Death Benefits. Upon the death of a Participant, the Committee shall (except as otherwise provided in Section 5.4(a) (Application)) direct the Trustee to pay or arrange as promptly as possible to pay, in the manner described below, the balance of such Participant's Fixed Account (reduced by any prior distributions) to his Surviving Spouse or, if there is no Surviving Spouse or if the Surviving Spouse has consented in the manner described in
Section 5.4(d) (Spouse Consent), to his Beneficiary.

          (i) Form for Payment. If benefits have begun to be paid to the Participant prior to his death in a form which would continue payments to his Beneficiary after his death, then such payments shall continue according to the method for payment selected by the Participant. If benefit payments have not begun to be made to the Participant prior to his death, Death Benefits shall be payable in any of the following methods, at the election of the Participant.

                (A) Lump Sum. The Participant's Fixed Account shall be paid in a single lump sum payment.

                (B) Installments. The Participant's Fixed Account shall be paid in substantially equal annual installments (as selected by either the Participant or the Beneficiary) over a period to be selected by the Participant, but not to exceed a period extending beyond the lesser of the life expectancy of the Beneficiary or five (5) years.

                (C) Other Forms for Merged Plan Accounts. In addition to the forms for payment of death benefits described in Section 5.4(c)(i)(A) (Lump Sum) and Section 5.4(c)(i)(B) (Installments), Death Benefits attributable to amounts held in a Participant's Merged Plan Account shall be payable in any form permitted under the terms of the Merged Plan from which they were transferred as in effect on the date immediately preceding the date the Merged Plan's assets were received by the Plan, including all restrictions, terms, conditions, and notice requirements applicable to electing or receiving payment in such forms.

          (ii) Elections. A Participant may, at any time prior to his death, elect, on forms prescribed by the Committee, and with the consent of his Spouse, if required, the manner in which Death Benefits will be paid.

          (iii) Time for Payment. Payments under this Section 5.4(c) shall be made (or begin) within one (1) year following the date of the Participant's death, based upon the Participant's Fixed Account, determined as of the Valuation Date immediately preceding the later of the Participant's date of death or the date the Beneficiary applies pursuant to Section 5.4(a) (Application), except that a Surviving Spouse may elect to delay receipt of such payment until the date on which the Participant would have reached an Attained Age of seventy and one-half (70-1/2).

          (iv) Designation of Beneficiary. A Participant shall have the right to file with the Committee, at any time after his Plan participation commences, a written designation of Beneficiary, which designation may at any time be amended or revoked; provided, however, that:

                (A) No designation, and no amendment or revocation thereof, shall become effective if filed after such Participant's death.

                (B) In the case of a married Participant, his designation of any Beneficiary other than his Spouse must be consented to by such Spouse in writing in accordance with the requirements of Section 5.4(d) (Spouse Consent).

                (C) In the absence of an effective designation of Beneficiary, or if the Beneficiary shall not survive the Participant, then his Death Benefits shall be paid to his Spouse, or, if there is no Surviving Spouse, to the Participant's estate.

     (d) Spouse Consent. Whenever the consent of a Spouse is required with respect to any election, revocation of election, or designation of Beneficiary under Section 5.3 (Loans), Section 5.4(b) (Payment of Benefits Other Than Death Benefits), or 5.4(c) (Payment of Death Benefits), such consent shall be in writing, shall acknowledge the effect of the election, revocation or designation, and shall be witnessed by a notary public or by a Plan representative. There shall be no need to obtain the Spouse consent described in this Section 5.4(d), however, if the Participant establishes to the satisfaction of the Committee that the required consent may not be obtained because there is no Spouse, or because the Spouse cannot be located, or because of such other reasons as may be permitted by regulations promulgated by the Secretary of the Treasury. For purposes of this paragraph, Section 5.4(b) (Payment of Benefits Other Than Death Benefits), and Section 5.4(c) (Payment of Death Benefits), a former Spouse shall be treated as a Spouse to the extent specified in a "qualified domestic relations order" within the meaning of Section 414(p) of the Code. A Spouse's consent hereunder is irrevocable unless the Participant changes his election and shall be limited to the Beneficiary and form of payment designated. The Spouse may, nevertheless, be permitted to consent generally to future Beneficiary changes by the Participant and alternate selections of forms of payment by the Participant without the need to obtain additional consent from the Spouse, provided that the general consent acknowledges that the Spouse has the right to limit consent to a specific Beneficiary and specific form of benefit, where applicable, and that the Spouse voluntarily relinquishes both rights. A Spouse's general consent is irrevocable, except that it must be given whenever a Participant's election is required to be given in order to be or to continue to be effective.

     (e) Required Distributions. Notwithstanding any other provisions of the Plan to the contrary, payment of the Plan benefits of any Participant shall commence not later than the April 1 following the calendar year in which he reaches an Attained Age of seventy and one-half (70-1/2), for any Participant who is a person described in 1.1(rr)(i)(C), and, for Plan Years beginning on or after January 1, 1989, for any Participant.

          (i) Form and Amount. The payments may be made in any form permitted under Section 5.4(b) (Payment of Benefits Other Than Death Benefits), as elected by the Participant, or, if none is elected, in the normal form for payment of benefits under the Plan, as described in Section 5.4(b)(i) (Normal Form), but shall not be in an amount less than the amount required to be distributed to such Participant pursuant to Section 401(a)(9) of the Code and regulations promulgated thereunder. All distributions under this Section 5.4(e) shall be determined and made in accordance with such regulations, including the incidental benefit requirements of Prop. Treas. Reg. Section 1.401(a)(9)-2.

          (ii) Duration of Benefits and Life Expectancy Determinations. Notwithstanding any election to the contrary, benefits payable under this Section 5.4(e) shall continue for a period not exceeding the life or, if applicable, the joint lives of the Participant and his Beneficiary, or over the life expectancy of the Participant and his Beneficiary. In determining the duration of payments and thus the amount which must be distributed under this Section 5.4(e), unless otherwise elected by the Participant by the time distributions are required to begin, life expectancies shall be recalculated annually. Any election by the Participant to the contrary shall be irrevocable and shall apply to all subsequent years. In the event of the Participant's death, the life expectancy of a Surviving Spouse designated as his Beneficiary may be substituted for that of the Participant and the Surviving Spouse shall have the right to elect not to have her life expectancy recalculated annually.

                Any such election by a Surviving Spouse shall be irrevocable and shall apply to all subsequent years. The life expectancy of a non-Spouse Beneficiary may not be recalculated. "Life expectancy" shall mean the life expectancy (or joint and last survivor expectancy) calculated using the Attained Age of the Participant (or designated Beneficiary) as of the Participant's (or designated Beneficiary's) birthday in the applicable calendar year. The applicable calendar year shall be the first distribution calendar year. If annuity payments commence before the required beginning date, the applicable calendar year is the year such payments commence. Life expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Treasury Regulations.

     (f) Permanent Elections. Once benefit payments have commenced under any provision of this Plan, neither the Participant nor his Beneficiary may change his election of payment method, except to the extent specifically permitted under the particular payment method selected. If the Participant dies after his Annuity Starting Date, the benefit shall be paid as elected by the Participant in accordance with Section 5.4(b) (Payment of Benefits Other Than Death Benefits). In any other case, the benefit payable with respect to a deceased Participant shall be a Death Benefit, subject to the provisions of Section 5.4(c) (Payment of Death Benefits).

     (g) Unclaimed Benefits. To the extent not inconsistent with applicable state law, in the event any benefit payment is unclaimed and the Committee is unable to determine the whereabouts of a Participant, Beneficiary or other person whose benefits from the Plan are due and owing within three (3) years from the date the benefit would otherwise be payable (which date shall be determined, in the event an application for benefits pursuant to Section 5.4(a) (Application) shall not have been filed, as if such application had been filed on the date the Participant's benefits under the Plan would have been required to commence pursuant to Section 5.4(e) (Required Distributions)), the right to the benefit shall be forfeited and revert to and become a part of the Trust Fund (to be used to reduce any Company Contribution which coincides with or follows the date such amount is treated as forfeited); provided, however, that the amount forfeited pursuant to this Section 5.4(g) shall be reinstated (initially from current contributions and forfeitures) if the person to whom the benefit is due and owing subsequently makes written application therefor to the Committee. The effective date for reinstatement of the benefit shall be the date that the written application for benefits is received by the Committee.

     (h) Small Benefits. Notwithstanding anything herein to the contrary, if the aggregate balance in a Participant's Fixed Account does not at the time of any distribution (including at the time of any previous distribution) exceed Three Thousand Five Hundred Dollars ($3,500), then upon the Participant's becoming entitled to payment of his benefits as a result of his death, retirement, or termination of employment, the Committee shall direct the Trustee to pay his benefit to him or to his Beneficiary, as the case may be, in a single lump sum payment as soon as administratively feasible thereafter but not later than the end of the second Plan Year following the termination of the Participant's employment with the Employer Group, regardless of whether the Participant or Beneficiary has applied therefor in accordance with Section 5.4(a) (Application) or whether the Participant's Spouse has consented thereto. In determining the balance of a Participant's Fixed Account for purposes of this Section 5.4(h) only, there shall be aggregated with the final balance all in-service distributions previously made from the Plan to the Participant.

     (i) Deadline for Benefits. Except as provided in Sections 5.4(a) (Application) and 5.4(e) (Required Distributions), which may require payments to begin earlier than required by this Section 5.4(i), or unless the Participant elects otherwise (which election shall be presumed absent an application for benefit commencement submitted by the Participant in accordance with Section 5.4(a) (Application)), the payment of benefits under the Plan to such Participant shall begin not later than the sixtieth (60th) day after the close of the Plan Year in which occurs the latest of the following:

          (i)   His reaching an Attained Age of sixty-five (65).

          (ii) The tenth (10th) anniversary of the date he commenced participation in the Plan.

          (iii) The termination of his employment with the Employer Group.

Notwithstanding the foregoing, if the amount of the payment required to commence on the date determined pursuant to this Section 5.4(i) cannot be ascertained by such date or if the Committee has been unable to locate the Participant after making reasonable efforts to do so, a payment retroactive to such date may be made no later than sixty (60) days after the earliest date on which the amount of such payment can be ascertained under the Plan or the date on which the Participant is located (whichever is applicable). In addition, with respect to Company Stock acquired by the Plan after December 31, 1986, unless the Participant elects a later date (which election shall be presumed from a Participant's failure to apply for benefits as required by Section 5.4(a) (Application)), benefits attributable to such Company Stock shall be paid or commence to be paid not later than one (1) year after the close of the Plan Year
(A) in which the Participant retires on or after his Normal Retirement Date, separates from service by reason of disability, or dies, or (B) which is the fifth (5th) Plan Year following the Plan Year in which the Participant otherwise separates from service (unless he is reemployed by the Employer Group before such date).

     (j) Direct Rollovers. With respect to distributions made on or after January 1, 1993, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

5.5  Other Distributions and Payments.

     (a) Withdrawals. In addition to withdrawals that may be available to a Participant with respect to his Transferred Assets under Section 12.4 (Distribution of Transferred Assets), distributions or payments shall be available in the following circumstances:

          (i) From Company Stock Account After Age Fifty-Five (55). Distributions shall be available from the Nonforfeitable portion of the balance in his Company Stock Account as described in
                Section 5.7(e) (After Age Fifty-Five (55)).

          (ii) From Company Stock Account As In-Service Distribution. A Participant may apply to the Committee to receive payment of a single lump sum distribution of shares from the Nonforfeitable portion of the balance in his Company Stock Account, subject to the following rules:

                (A) The distribution must consist of at least fifty (50) shares of Company Stock.

                (B) The distribution may include only those amounts in the Participant's Company Stock Account which have been allocated to his Company Stock Account under the Plan for a period of at least two (2) Plan Years.

                (C)    Once a Participant has received a distribution under this
                       Section 5.5(a)(ii), he shall be ineligible to receive a distribution under this Section 5.5(a)(ii) again until at least thirty-six (36) months have elapsed since the date of the prior distribution.

                (D) The Spouse of a married Participant must consent to the Participant's election of a distribution under this
                       Section 5.5(a)(ii) during the period which is not less than thirty (30) nor more than ninety (90) days immediately preceding the date of the distribution. The Spouse's consent must be in writing, must acknowledge the effect of the Spouse's consent to the distribution, and must be witnessed by a Plan representative or a notary public. A Spouse's consent to a distribution under this Section 5.5(a)(i) shall be irrevocable.

     (b) Occurrence of Certain Events. In the event the Company disposes of substantially all of the assets of a trade or business or disposes of its interest in a subsidiary, then any Participant who continues employment with the corporation or other entity acquiring such assets or who continues employment with the subsidiary shall be entitled to receive a lump sum distribution of his interest in his Plan Account by reason of such event. In the event the Company terminates the Plan without establishing a successor defined contribution plan (within the meaning of Section 401(k)(10) of the Code), then Participants shall be entitled to receive lump sum distributions of the interests in their Plan Accounts on account of such termination. The provisions of this Section 5.5(b) shall supersede all other provisions of the Plan with respect to benefit payment methods and timing.

     (c) Hardship. A Participant who experiences a Financial Hardship, as defined in paragraph (iii) below, shall be eligible to receive a distribution from his Basic Contribution Account (taken from the Investment Funds as instructed by the Participant or, if no instruction is given, pro rata to the extent necessary to relieve that Financial Hardship (which may include amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution), subject to the restrictions set forth below.

          (i) Amount. The amount available for distribution to a Participant as a Hardship Distribution under this Section 5.5(c) shall be limited to the amount of the Basic Contributions made on behalf of the Participant, plus earnings on Basic Contributions credited prior to January 1, 1989.

          (ii) Alternate Fund Sources Exhausted. A Participant may request a Hardship Distribution only if he has obtained all distributions, other than hardship distributions, and all nontaxable loans available to him as of the date of his request under all Qualified plans maintained by the Employer Group.

          (iii) Financial Hardship. For purposes of this Section 5.5(c), a Financial Hardship shall be deemed to exist if the Participant represents to the Committee that the proposed distribution is necessary because the Participant has experienced one (1) or more of the following circumstances:

                (A) Unreimbursed expenses for medical care (as defined in Code Section 213(d) incurred by the Participant or by the Participant's Spouse or dependents (as defined in Code
                       Section 152) or necessary for these persons to obtain medical care described in Code Section 213(d);

                (B) Costs directly related to the purchase (excluding mortgage payments) of the Participant's principal residence;

                (C) Payment of tuition, related educational fees and room and board expenses for the next twelve (12) months of post-secondary education for the Participant or for the Participant's Spouse, children or dependents (as defined in Code Section 152);

                (D) Payments necessary to prevent the Participant's eviction from his principal residence or foreclosure of the mortgage on that residence;

                (E) Such other circumstances as may from time to time be deemed to constitute financial hardship by the Commissioner of the Internal Revenue Service.

          (iv) Limitation on Future Deferrals. A Participant who receives a distribution under this Section 5.5(c) shall be subject to the following restrictions concerning future salary deferrals.

                (A) He shall be prohibited from reducing his Creditable Compensation pursuant to a Participation Agreement and from making elective contributions to any Qualified or nonqualified plan or 403(b) annuity program of the Employer Group for the period beginning on the date of the distribution and ending on the first anniversary thereof.

                (B) Any Creditable Compensation reductions pursuant to a Participation Agreement during the Participant's taxable year immediately following the taxable year in which he received the distribution shall be limited to Seven Thousand Dollars ($7,000), as adjusted for such next taxable year, less the amount by which the Participant reduced his Creditable Compensation during his taxable year in which he received the distribution.

5.6  Benefit Recipients.

     (a) Distributions to Participants. Payment of Plan benefits shall be made only to the Participant or, if applicable, to his Beneficiary; provided, however, that the entire balance of a Participant's Account may, at the election of the Participant, be transferred directly to the trustee of another Qualified plan if the other plan provides for receipt of such transfers and advises the Committee in writing that it will accept the transfer or to the trustee or custodian of an Individual Retirement Account (as described in Section 219 of the Code). A Participant's Account for purposes of such transfer shall be valued as of the Valuation Date on or immediately preceding the date of such transfer, and shall include any Basic Contributions made subsequent to that Valuation Date.

    (b) Distributions to Minors and Incompetent Individuals. If an individual to whom benefits shall be distributable hereunder shall be a minor or adjudged mentally incompetent, the Committee may in its Discretion direct the Trustee to distribute all or part of such benefits by one or more of the following methods:

         (i)   Directly to such minor or incompetent individual;

         (ii)  To the legal guardian of such individual; or

         (iii) To another person for the use or benefit of such individual, but only if pursuant to an order of a court of competent jurisdiction.

Neither the Committee nor the Trustee shall be required to see to the application of any such distributions. Distributions made pursuant to this
Section 5.6 shall operate as a complete discharge of the Committee, Trustee, the Company and the Trust Fund.

5.7  Special Distribution Rules.

    (a) Form. Benefits payable from a Participant's Company Stock Account shall, to the extent possible or to the extent not limited by restrictions described in
Section 409(h)(2) of the Code, be distributed in full shares of Company Stock; benefits payable from a Participant's Other Investments Account and the value of any fractional shares of Company Stock shall be paid in cash.

    (b) Put Option.

        (i) Availability. In the event Company Stock is not readily tradable on an established market at the time a distribution is to be made to a Participant or Beneficiary, the Company shall issue a Put Option to the Participant or Beneficiary receiving a distribution of Company Stock. The Put Option shall permit the Participant or Beneficiary to sell the Company Stock to the Company (or to the Trustee, if the Committee shall so direct in accordance with Section 5.7(b)(ii) (Exercise)). The Put Option shall provide for a period of exercise extending for a sixty (60) day period beginning with the date of the distribution and a second period of sixty (60) days (applicable only if the Put Option described in this Section 5.7(b) is not exercised in the first sixty (60) day period) in the Plan Year following the Plan Year during which the distribution occurred during which the Participant or Beneficiary (or a donee of the Participant) may require the Company or Trustee, as the case may be, to purchase the distributed Company Stock at its fair market value as determined on the next preceding Valuation Date. If, however, the Participant or Beneficiary (or donee of the Participant) is a "disqualified person" within the meaning of Section 4975(e)(2) of the Code, the fair market value of any distributed Company Stock purchased with the proceeds of an Acquisition Loan shall be determined as of the date of the exercise of the Put Option. The period during which a Put Option is exercisable shall not include any period when the Participant or Beneficiary (or donee of the Participant) is unable to exercise it because the party bound by the Put Option is prohibited from honoring it by applicable federal or state law.

         (ii) Exercise. A Put Option may be exercised only if the Participant or Beneficiary (or donee of the Participant) notifies the Company in writing of his desire to do so during the period of availability.

         (iii) Payment. Payment for Company Stock sold pursuant to a Put Option shall be made within the following time limits:

               (A) Distribution as Lump Sum. In the event the Company is required to repurchase Company Stock which was distributed to the Participant as part of a total distribution (a distribution within one taxable year of the recipient of the balance to the credit of the recipient's Account), the Company shall make its payment in substantially equal periodic payments (not less frequently than annually) over a period beginning not later than thirty (30) days after the exercise of the Put Option and not exceeding five (5) years. The Company shall provide adequate security for its obligation to make the payments and shall pay interest at a rate equal to that applicable to loans of the same duration under Section 1274 of the Code (the "applicable Federal rate") as in effect thirty (30) days after the exercise of the Put Option.

               (B) Distribution in Installments. If the Company is required to repurchase Company Stock as part of an installment distribution, the Company shall make its payments no later than thirty (30) days after the exercise of the Put Option.

    (c) Right of First Refusal. Shares of Company Stock distributed by the Trustee shall be subject to a Right of First Refusal if the Company Stock is not publicly traded at the time the Participant exercises his duties under this
Section 5.7(c). The Right of First Refusal shall provide that prior to any subsequent transfer, the Company Stock must first be offered in writing to the Company, and then, if refused by the Company, to the Trust, at its fair market value as of the preceding Valuation Date (or, if the former Participant (or his Beneficiary) is a "disqualified person" (as that term is defined in Section 4975(e)(2) of the Code), the fair market value of the Company Stock purchased with an Acquisition Loan shall be determined as of the date of the transaction). A bona fide written offer from an independent prospective buyer, if greater than the then fair market value, shall be deemed to be the fair market value of the Company Stock for this purpose. The Company, or the Committee on behalf of the Trust, shall have a total of fourteen (14) days from the date the Company receives the offer to exercise the Right of First Refusal on the same terms offered by the prospective buyer. A Participant or Beneficiary entitled to a distribution of Company Stock may be required to execute an appropriate stock transfer agreement, evidencing the Right of First Refusal, prior to receiving a certificate for the Company Stock.

    (d) Dividends. To the extent that the Company shall so direct, cash dividends on Company Stock may be applied as follows.

         (i) Allocated to Accounts. They may be allocated to Participants' Other Investments Accounts on the basis of their respective Company Stock Account balances.

         (ii) Paid to Participants. They may be paid directly to Participants by the Company or, if they are paid first to the Trustee, they may be paid to Participants by the Trustee, in either case within ninety (90) days after the close of the Plan Year in which paid by the Company and in either case based upon the number of shares of Company Stock allocated to each Participant's Company Stock Account as of the record date.

         (iii) Repay Acquisition Loan. They may be used by the Trustee to repay a portion of the Acquisition Loan, provided that the number of shares of Company Stock released and allocated to Participants for the Plan Year is sufficient to permit each Participant to receive an allocation of Company Stock with a fair market value at least equal to the amount of the dividend to which he would have been entitled if the dividends had been allocated to Participants' Accounts.

    (e) After Age Fifty-Five (55). With respect to Company Stock acquired by the Plan after December 31, 1986, Participants shall have the following distribution rights applicable to the Nonforfeitable portion of his Company Stock Account. During the ninety (90) day period after the close of the Plan Year in which the Participant both reaches an Attained Age of fifty-five (55) and has completed at least ten (10) years of participation in the Plan and within ninety (90) days after the close of the next three (3) Plan Years, the Participant shall be entitled to elect to receive a distribution of twenty-five percent (25%) of that portion of his Company Stock Account consisting of Company Stock acquired by the Plan after December 31, 1986. During the ninety (90) days after the close of the fifth (5th) Plan Year after the Plan Year in which the Participant both reaches an Attained Age of fifty-five (55) and has completed at least ten (10) years of participation in the Plan, the Participant shall be entitled to elect to receive a distribution of fifty percent (50%) of his Company Stock Account consisting of Company Stock acquired by the Plan after December 31, 1986. Distributions under this paragraph shall be in the form of Company Stock and shall be made within ninety (90) days after the end of the period during which the election may be made by the affected Participant.

5.8 Payment in Cash or in Kind. Benefits payable pursuant to the Plan shall be paid either in cash or, to the extent of a Participant's Company Stock Account, in shares of Company Stock, as elected by the Participant or Beneficiary. If paid in kind, the assets distributed shall be valued in the manner described in the Trust Agreement.

5.9 Distribution of Excess Deferrals. A Participant who determines that he has made Excess Deferrals under this Plan or a combination of this Plan and other retirement plans in which he may participate shall have the right to notify the Committee of the Excess Deferrals and receive a distribution of those Excess Deferrals attributable to the Plan in accordance with this Section 5.9.

    (a) Notification to Committee. The Participant may notify the Committee in writing not later than the March 1st next following the calendar year in which such Excess Deferrals were made that he has allocated all or a portion of his Excess Deferrals to the Plan; provided, however, that a Participant is deemed to have notified the Plan of Excess Deferrals to the extent that the Excess Deferrals arise by taking into account only his Basic Contributions to this Plan.

    (b) Timing of Distribution. If a Participant notifies the Committee of Excess Deferrals allocable to the Plan in accordance with Section 5.9(a) (Notification to Committee), the Committee shall distribute the portion of the Excess Deferrals which the Participant has allocated to the Plan, along with any income attributable to such amount, to that Participant not later than the April 15th next following the calendar year in which such Excess Deferrals were made. Income attributable to Excess Deferrals shall be calculated under any method permitted under Section 4.2(a)(iv)(B) (Determination of Income).





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



5.10 Payments Pursuant to a Qualified Domestic Relations Order. Notwithstanding any other provision of the Plan to the contrary, the Committee may make payments to an alternate payee, pursuant to the terms of a qualified domestic relations order (within the meaning of Section 414(p) of the Code), at a time when distributions may not otherwise be permitted under the Plan.

                                   ARTICLE VI
                             TOP HEAVY REQUIREMENTS

6.1 Applicability. For each Plan Year in which the Plan is Top Heavy within the meaning of Section 6.2 (Determination of Top Heavy Status), the restrictions set forth in Section 6.3 (Top Heavy Restrictions) shall apply.

6.2 Determination of Top Heavy Status. For any Plan Year, the determination as to whether the Plan is Top Heavy shall be made in accordance with the following rules:

    (a) General Rule. The Plan shall be determined to be Top Heavy if, as of the Determination Date, the sum of the Account balances of all Participants who are Key Employees exceeds sixty percent (60%) of the sum of the Account balances of all Key Employees and Non-Key Employees.

    (b) Required Aggregation. Notwithstanding Section 6.2(a) (General Rule), however, there shall be aggregated with the Plan, for purposes of determining the Plan's Top Heavy status, each other plan of the Company (and of any member of the Employer Group):

         (i)   in which a Key Employee is a participant, or

         (ii) which enables either the Plan or any plan described in (i) above to meet the requirements of Section 401(a)(4) or 410(b) of the Code.

    (c) Optional Aggregation. Notwithstanding Section 6.2(a) (General Rule) or
Section 6.2(b) (Required Aggregation), any plan of the Company or of any member of the Employer Group, other than those which are described in Section 6.2(b) (Required Aggregation), may, at the election of the Plan Administrator, be considered with the Plan for the purpose of determining the existence of Top Heavy status, so long as the aggregated plans, considered as a group, would satisfy the requirements of Sections 401(a)(4) and 410(b) of the Code.

    (d) Aggregation Rule. In the event any other plan is considered with the Plan for purposes of determining the existence of Top Heavy status whether pursuant to Section 6.2(b) (Required Aggregation) or 6.2(c) (Optional Aggregation), the Plan shall be considered Top Heavy only if the sum of (i) and
(ii) below exceeds sixty percent (60%) of (iii), where

         (i) is the sum of the account balances (within the meaning of Section 416(g) of the Code) of all Key Employees under all of the defined contribution plans which are being aggregated;

         (ii) is the sum of the present values of the accrued benefits (within the meaning of Section 416(g)(4)(F) of the Code) for Key Employees under all of the defined benefit plans which are being aggregated; and

         (iii) is the sum of the account balances and present values of accrued benefits (within the meaning of Section 416(g) of the Code) for all Key Employees and Non-Key Employees under all plans which are being aggregated.

For purposes of this Section 6.2(d), the values of account balances and present values of accrued benefits for plans being aggregated with the Plan shall be determined as of the determination date of such plan(s) which falls within the same calendar year as the Determination Date for the Plan.

    (e) Special Computation Rules. The following rules shall be applied in determining the Top Heavy status of the Plan under this Section 6.2 and for purposes of aggregating the Plan with another plan of the Company (or Employer Group) in order to evaluate the Top Heavy status of such other plan.

         (i) The value of an Account for purposes of this Section 6.2 shall mean its balance as of the Valuation Date coincident with or next preceding the Determination Date, including Company contributions, if any, actually made after the Valuation Date but on or before the Determination Date.

         (ii) The value of an Employee's (or former Employee's) Account shall be increased by the value of all distributions to that Employee (or former Employee) from the Plan, and from any terminated plan which, had it not been terminated, would have been required to be aggregated with the Plan under Section 6.2(b) (Required Aggregation), including any direct transfers to the trustee of another plan, but excluding distributions which are rolled over or transferred by the Employee to another plan maintained by a member of the Employer Group, occurring during the five (5) year period ending on the Determination Date unless already included in the value of the Account under (i).

         (iii) If an Employee has not performed any services for the Employer Group during the five (5) year period ending on the Determination Date, his Account shall not be considered.

         (iv) The value of an Account shall include the allocable portion of any contribution which is required to be made under Code Section 412 to any plan which is aggregated with the Plan pursuant to
               Section 6.2(b) (Required Aggregation) or Section 6.2(c) (Optional Aggregation), and which would be allocated as of any date not later than the Determination Date, whether or not such contribution has been made or is due as of the date of computation.

         (v) Transferred Assets shall be excluded in determining the value of an Employee's (or former Employee's) Account for purposes of this
               Section 6.2 if the transfer occurred at the initiation of the Employee (or former Employee) and did not include funds distributed from a plan maintained by any member of the Employer Group.

         (vi) The Account of any individual who is a Non-Key Employee, but who was a Key Employee for any prior Plan Year, shall not be taken into account.

6.3 Top Heavy Restrictions. For each Plan Year in which the Plan is determined to be Top Heavy, the following requirements shall become effective, superseding, for that Plan Year, any other provisions of the Plan to the contrary.

    (a) Minimum Vesting. Each Participant's interest in his Plan Account shall be determined in accordance with the following schedule:

                                                Vested
              Years of Service                Percentage
              ----------------                ----------
              Less than 2                         0%
              2 but less than 3                  20%
              3 but less than 4                  40%
              4 but less than 5                  60%
              5 but less than 6                  80%
              6 or more                          100%

In any subsequent year in which the Plan is determined not to be Top Heavy, however, the provisions of Section 5.2(a) (Vesting) shall be reinstated, with the proviso that all amounts vested under this Section 6.3(a) as of the date of such reinstatement shall remain vested and each Participant who, as of the date of such reinstatement, had completed at least three (3) Years of Service, shall be permitted to select the vesting schedule under which he will be governed from among the provisions of this Section 6.3(a) and those of Section 5.2(a) (Vesting).

    (b) Minimum Required Allocation For Non-Key Employees.

         (i) General. Prior to performing an allocation of Company Contributions (and forfeitures, if applicable) for the Plan Year pursuant to Section 4.1 (Participants' Shares of Contributions), the Committee shall allocate to the Account of each Participant who is a Non-Key Employee, whether or not that Participant is otherwise entitled to an allocation pursuant to

               Section 4.1 (Participants' Shares of Contributions), an amount from Company Contributions and forfeitures equal to three percent (3%) of such Participant's Total Compensation. The balance, if any, of Company Contributions and forfeitures for the Plan Year shall then continue to be allocated in accordance with the provisions of Section 4.1 (Participants' Shares of Contributions).

         (ii) Adjustment for Small Contributions. Notwithstanding the provisions of Section 6.3(b)(i) (General), the amount which is required to be allocated to the Accounts of Participants who are Non-Key Employees need not be greater than the largest allocation to the Account of a Key Employee Participant, expressed as a percentage of that Key Employee's Total Compensation, as limited by Code Section 401(a)(17). In determining the largest allocation to a Key Employee, Basic Contributions made on behalf of Key Employee Participants shall be included. Basic Contributions made on behalf of Non-Key Employee Participants, however, shall not be taken into account for purposes of this Section 6.3(b).

         (iii) Alternative Method for Satisfying the Minimum Allocation Requirement. In the event a Participant who is a Non-Key Employee (who is entitled to a minimum allocation pursuant to Section 6.3(b)(i) (General)) participates both in this Plan and another Qualified plan of the Employer Group, then:

               (A) If the other plan is a defined contribution plan, any Company contributions made for the Participant to the other plan may be considered contributions made toward the minimum required allocation for the Participant under this Plan.

               (B) In the event the other plan is a defined benefit plan, the minimum allocation required to be provided to the Participant under this Plan shall be an amount determined by substituting five percent (5%) in each place where three percent (3%) appears in Section 6.3(b)(i) (General) and Section 6.3(b)(ii) (Adjustment for Small Contributions) shall not apply.

    (c) Adjustments to Limitations on Annual Additions and Benefits. The formulas set forth in Section 1.1(x) (Defined Contribution Plan Fraction) and
Section 1.1(w) (Defined Benefit Plan Fraction) shall be modified by the substitution of 1.00 in place of 1.25 wherever 1.25 appears in those formulas; provided, however, that 1.0 shall not be substituted in place of 1.25 in the formulas if the Plan is not Super Top Heavy and if a minimum allocation in an amount equal to that determined by substituting four percent (4%) for three percent (3%) in each place where three percent (3%) appears in Section 6.3(b)(i) (General) is provided or is satisfied by provision of benefits as described in
Section 6.3(b)(iii) (Alternative Method for Satisfying the Minimum Allocation Requirement) (in an amount determined by substituting seven and one-half percent (7-1/2%) in Section 6.3(b)(iii)(B) wherever five percent (5%) appears therein).

                                   ARTICLE VII
                            TERMINATION OF EMPLOYMENT

7.1 Dissolution. If a Participant's employment with the Company terminates by reason of complete or partial liquidation or dissolution of the Company, then the Participant's employment shall be deemed to have terminated under Section 5.1(a) (Normal Retirement Benefit) or Section 5.2 (Termination Benefit), as the case may be, as of the effective date of the liquidation or dissolution.

7.2 Termination in Other Circumstances. If a Participant's employment terminates for any reason other than the liquidation or dissolution of the Company under
Section 7.1 (Dissolution), he shall be entitled to only such benefits as are provided by Article V (Benefits).

7.3 Temporary Absence and Military Service. Any absence from active employment, other than during vacations, holidays and nonbusiness hours, constitutes the termination of employment, except as follows:

    (a) Leaves, Illness, Layoffs. Absence for less than one (1) year on account of (i) illness, (ii) mental or physical disability, (iii) leave of absence granted in accordance with uniform rules so that all Employees in similar circumstances are treated alike (including a FMLA leave), or (iv) temporary layoff (whether or not of indefinite duration). If, however, a Participant does not resume active employment within thirty (30) days from the expiration of the illness, disability or leave of absence, or if he fails to return to and remain in active employment with the Company for at least thirty (30) days following a leave of absence to which the provisions of FMLA apply, or if he fails promptly to report for work upon being recalled from the layoff, his employment or participation, as the case may be, shall terminate upon his recovery from illness or disability or the expiration of his leave of absence or his being recalled from temporary layoff, as the case may be.

    (b) Armed Forces. Absence for the purpose of becoming a member of the Armed Forces of the United States; provided, however, that if he does not resume active employment within the period during which he has reemployment rights under the Vietnam Era Veterans' Readjustment Act of 1974, as amended or superseded, his employment shall be deemed to have terminated on the date his absence began.

    (c) Inactive Status. During any period when a Participant or other Employee is not in fact actively employed by the Company, he shall not be regarded as receiving any Creditable Compensation except that which the Company actually pays to him during the period.

    (d) Short Absences. An absence not exceeding twenty (20) working days shall not constitute a termination of employment if employment is immediately thereafter resumed and the Committee shall determine in its Discretion that the Participant in question had a satisfactory excuse for the absence.

    (e) Corrective Actions. If contributions or other credit or debit items are allocated to a Participant's Account due to the provisions of Section 7.3(a) (Leaves, Illness, Layoffs) or 7.3(b) (Armed Forces), and it is later determined that the Participant's employment should have terminated, then the Trustee upon notification thereof shall treat such allocations as erroneous and shall, within the limits of practicality, endeavor to undo the effects of the allocation.

    (f) Mutual Agreement. The foregoing provisions of this Section 7.3 shall not prevent the Company and the Participant or other Employee in question from mutually determining that his status as an Employee shall terminate at any designated time, either with or without cause.




7.4 No Longer Covered Employee. During any Plan Year in which a Participant has at no time been a Covered Employee, he shall not be deemed a Participant for purposes of allocations under Section 4.1 (Participants' Shares of Contributions) even though he may for other purposes still be a Participant; provided, however, that if such failure is due to absences which are counted as periods of employment under Section 7.3 (Temporary Absence and Military Service), then Section 7.3 (Temporary Absence and Military Service) shall be controlling rather than this
                                  Section 7.4.

                                  ARTICLE VIII
                              COMMITTEE AND COMPANY

8.1 Composition of Committee.

    (a) Appointment of Members. The Plan shall be administered by a Committee of three (3) or more Employees (or other individuals familiar with the affairs and personnel of the Company) who shall be appointed by, and hold office at the pleasure of, the Board of Directors of Compuware Corporation. Vacancies in the Committee resulting from death, resignation, removal or otherwise shall be promptly filled by the Board of Directors of Compuware Corporation, but the Committee may exercise its powers and authority notwithstanding the existence of vacancies. At any time that there are no current members of the Committee, Compuware Corporation shall perform the functions of the Committee.

    (b) Plan Administrator. Whosoever performs the functions of the Committee shall be the Plan Administrator as defined in the Act.

8.2 Removal and Resignation. A member of the Committee may resign at any time upon not less than ten (10) days' written notice to the Board of Directors of Compuware Corporation specifying the effective date of the resignation. A member may be removed or appointed by such Board for any reason or for no reason and at any meeting of the Board, whether or not called for that purpose.

8.3 Actions. The Committee shall act by a majority of its members at the time in office, and such action may be taken either by vote at a meeting or in writing without a meeting. A member of the Committee shall not vote or act on any matter relating solely to himself.

8.4 Officers. The Committee may appoint from among its number a Chairman to preside at its meetings and a Secretary, who need not be a member, to keep records of its meetings and activities and to perform other duties and functions that the Committee may prescribe. It may in like manner designate any one or more of its members or its Secretary to execute any instrument or document upon its behalf, and the action of that person shall have the same force and effect as if taken by the entire Committee. In the event of such authorization, the Committee shall in writing notify the other Administrative Parties of the action, and those parties shall be entitled to rely upon such notification until the Committee gives written notification to the contrary.

8.5 Duties of Employer. In addition to its other duties and responsibilities set forth in this Plan, the Employer shall:

    (a) Provide Notification. Notify Covered Employees of the Plan and Trust, including the basic provisions thereof, and keep them and the other Administrative Parties advised from time to time of any contributions thereto, any substantial changes therein, and any discontinuance, suspension or termination thereof, as well as the identities of, and any changes in, the Committee members and the Trustee.

    (b) Maintain Records. Maintain records with respect to each Employee sufficient to determine the benefits due, or which may become due, to such Employee under the Plan.

    (c) Furnish Information. Furnish the Committee with all information necessary for the performance of the Committee's duties under this Plan.

    (d) Furnish Lists and Data. Promptly after each Anniversary Date, or such other date or dates as may be necessary to the Proper administration of the Plan, furnish the Committee and the Trustee with a reasonably detailed list of all Participants, and of all Covered Employees who are eligible to become Participants, as of such Anniversary Date (or other date).

    (e) Make Available Materials. Make available to the Committee for its inspection, at all reasonable times, all such books and records of the Company as may be reasonably necessary for the Committee's performance of its duties under this Plan, including but not limited to the Company's personnel records, annual reports and financial statements; provided, however, that the Committee shall not be required to make such inspection but may in good faith rely upon any statement or information furnished by or on behalf of the Company.

8.6 Duties of Committee. In addition to its other duties and responsibilities set forth in this Plan, the Committee shall:

    (a) Maintain Data. Maintain or cause to be maintained the data and information necessary for the administration of the Plan, including all statements, reports and other information furnished to it by the other Administrative Parties.

    (b) Make Records Available. Make available to each Participant, at all reasonable times during business hours, a copy of this Plan and such of the Committee's records as pertain to such Participant or his Account.

    (c) Provide Forms. Furnish Participants at appropriate times, or upon request, with forms for designations of Beneficiary and methods of settlement, as provided in Section 5.4(c) (Payment of Death Benefits) and for election of distribution options, obtaining Spouse consent, if necessary, explanations of retirement benefit options and any other form or notice required for the Proper operation of the Plan.

    (d) Accept/Reject Forms. Indicate acceptance or rejection of designations of Beneficiaries or methods of settlement.

    (e) Furnish Allocation Information. Promptly furnish to the Trustee the information necessary to determine the amount allocable to each Participant's Account.

    (f) Furnish Participant Information. Furnish to the Trustee such other certificates, information and documents as the Trustee may reasonably require, relating (but not limited) to such matters as: the identities and addresses of all Participants and Beneficiaries; the age, compensation, Normal Retirement Date, and employment record of every Participant; and the date of, and reasons for, termination of a Participant's employment.

    (g) Establish and Administer Investment Funds. Establish, from time to time, Investment Funds consistent with the Plan's funding policy, and establish procedures by which Participants can elect to invest their Accounts in the Investment Funds pursuant to Section 9.11 (Investment Funds).

8.7 Duties of the Plan Administrator. In addition to those duties imposed upon the Plan Administrator by the Act or by other provisions of this Plan, the Plan Administrator shall:

    (a) Establish Procedures for Benefit Claims. Adopt and notify all Participants of the terms of a uniform claims procedure which provides (i) a procedure for claiming benefits under the Plan; (ii) adequate written notice to any Participant or Beneficiary whose claim for benefits under the Plan is denied, setting forth the reasons for such denial; and (iii) a reasonable opportunity to any Participant or Beneficiary whose claim for benefits is denied to obtain full and fair review of the decision of the Plan Administrator denying such claim.

    (b) Establish Rules for Participation Agreements. Establish and communicate to Covered Employees a procedure for execution and delivery of Participation Agreements and develop and communicate to Covered Employees administrative rules concerning designation of participation levels, timing of designations, and related matters.

    (c) Establish Procedures for Domestic Relations Orders. Establish reasonable procedures for determining the existence of a "qualified domestic relations order" within the meaning of Section 414(p) of the Code and notify affected persons of such procedures.

8.8  Claims Procedure.

    (a) Written Notice. If a claim for benefits under the Plan is denied, in whole or in part, the claimant shall be notified in writing of the denial, the specific reason for the denial and the Plan provisions on which the denial is based, within ninety (90) days after the claim has been filed with the Committee. Such claimant shall also be advised whether any additional material or information is necessary to perfect the claim and shall be provided with an explanation of the reasons why such material is necessary and with an explanation of the Plan's claim review procedure under Section 8.8(b) (Appeals).

    (b) Appeals. In the event a claim for benefits under the Plan is denied, in whole or in part:

         (i) The claimant (or his duly authorized representative) shall be entitled to request in writing a review of the denial of his claim by the Committee within sixty (60) days after the claimant receives notice of the denial of his claim.

         (ii) The claimant (or his duly authorized representative) may review pertinent Plan documents and submit issues and comments to the Committee in writing.

         (iii) All written claims that are neither granted nor denied in accordance with Section 8.8(a) (Written Notice) shall be deemed denied and the claimant shall be deemed to have filed a written request for review.

         (iv) The decision of the Committee on review shall be rendered within sixty (60) days after the request for review is received by the Committee unless special circumstances require an extension of time for processing the claim, in which case a decision shall be rendered not later than one hundred twenty (120) days after receipt of a request for review by the Committee.

         (v) The claimant shall be furnished with written notice of any such extension of time prior to the commencement of the extension.

         (vi) If the decision of the Committee on review is not furnished within the time specified in paragraph (iv) above, the claim shall be deemed denied on review.

         (vii) The decision of the Committee on review shall be in writing and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

         (viii)The decision of the Committee on review is final.

8.9 Powers. The Committee shall have any and all powers and authority which shall be Proper to enable it to carry out its duties under this Plan, including by way of illustration and not limitation (i) the powers and authority contemplated by the Act and by the Code with respect to Qualified plans and (ii) the powers and authority to make rules and regulations in respect of the Plan not inconsistent with this Plan, the Code or the Act and to determine, consistently therewith, all questions that may arise as to the status and rights of Participants and Beneficiaries and any other persons. The Employer shall likewise have any and all powers and authority which shall be Proper to enable it to carry out its duties under this Plan. The Committee may retain such consultants, attorneys, or advisors as it may deem Proper in order to carry out its duties under the Plan and the fees and expenses for retaining such attorneys, consultants, or advisors may be charged as an expense of the Plan.

8.10 Discretion; Nondiscrimination. Wherever it is provided in this Plan that the Committee or its delegee may perform or not perform any act, or permit or consent to any action, nonaction or procedure, or wherever the Committee is given discretionary power or authority, the Committee shall have exclusive Discretion in the premises; provided, however, that the Committee shall not exercise its Discretion in such a manner as to violate the Code or the Act or knowingly to discriminate either for or against any Participant, Covered Employee or Beneficiary or any group of such persons.

8.11 No Separate Committee. Notwithstanding the foregoing provisions of this
Article VIII:

    (a) If and while there are one (1) or more persons comprising the Committee and the Trustee who are identical, the separation in this Plan of the responsibilities, rights, powers, authority, and functions of the Committee and Trustee respectively shall be disregarded; said persons shall act and serve in both said capacities combined; and they need not furnish information, directions, instructions or notices, or make reports or demands, by themselves in one such capacity to themselves in the other such capacity.

    (b) If and while there is no Committee, either because none is designated or no one (1) or more persons are at the time in question actively serving as members thereof, the responsibilities, rights, powers, authority, and functions of the Committee shall be vested in the Employer; and the Employer and Committee need not furnish information, directions, instructions or notices, or make reports or demands, one to the other.

8.12  Fiduciaries and Named Fiduciaries.

    (a) Identity. The Employer, the Committee and the Trustee shall be named fiduciaries under the Plan, within the meaning of Section 402(a) of the Act, solely to the extent of their respective responsibilities specified in the Plan and the Trust. The Committee shall exercise all discretionary authority and control which is not specifically granted to the Employer or the Trustee with respect to management of the Plan.

    (b) Responsibility. Each fiduciary (including named fiduciaries) under this Plan shall be solely responsible for its own acts or omissions. Except to the extent required by the Act, no fiduciary shall have the duty to question whether any other fiduciary is fulfilling all of the responsibilities imposed upon such other fiduciary by Federal or State law. No fiduciary shall have any liability for a breach of fiduciary responsibility of another fiduciary with respect to this Plan unless it participates knowingly in such breach, knowingly undertakes to conceal such breach, has actual knowledge of such breach and fails to take reasonable remedial action to remedy said breach or, through its negligence in performing its own specific fiduciary responsibilities which give rise to its status as a fiduciary, it enables such other fiduciary to commit a breach of the latter's fiduciary responsibility.

    (c) Prior Actions. No fiduciary shall be liable with respect to a breach of fiduciary duty if such breach is committed before it became a fiduciary or after it ceased to be a fiduciary.

    (d) Allocation of Responsibility. The named fiduciaries may allocate their fiduciary responsibilities (other than trustee responsibility within the meaning of Section 405(c)(3) of the Act) among themselves and may make provision for the delegation of fiduciary responsibility (other than trustee responsibility within the meaning of Section 405(c)(3) of the Act) under the Plan to persons who are not named fiduciaries of the Plan. Such allocation or delegation shall be accomplished by a written instrument executed by the named fiduciary or fiduciaries in question, which instrument may be revoked at any time by the named fiduciary. If the fiduciary responsibilities (other than trustee responsibility within the meaning of Section 405(c)(3) of the Act) of a named fiduciary are allocated or delegated to any other person, the named fiduciary shall not be liable for the acts or omissions of such person, except to the extent that the named fiduciary violated Section 404(a)(1) of the Act:

         (i)   With respect to such allocation or delegation, or

         (ii) With respect to the establishment or implementation of the method for accomplishing such allocation or delegation specified above, or

         (iii) By continuing such allocation or delegation.

    (e) Multiple Capacities. Any person or entity may serve in more than one (1) fiduciary capacity under the Plan, as, for example, serving on the Committee and as Trustee.

    (f) No Relief for Fraud. Nothing in this section shall be deemed to relieve any person from liability for his own willful misconduct or fraud.

                                   ARTICLE IX
                  THE TRUSTEE AND TRUST AGREEMENT; INVESTMENTS

9.1 The Trustee. The Employer has entered into a Trust Agreement under the terms of which a Trust Fund has been established to receive and hold contributions payable by the Company pursuant to the Plan and the Prior Plan. The Trustee may be removed and replaced by any successor Trustee, from time to time by action of the Board of Directors of Compuware Corporation.

9.2 Form and Terms of the Trust Agreement. The Employer may from time to time modify the form and terms of the Trust Agreement to accomplish the purposes of the Plan.

9.3 Fiduciary of Trust Fund. Except to the extent that such authority and duty are transferred to Participants, within the meaning of Section 404(c) of the Act, or an Investment Manager pursuant to the Plan or the Trust Agreement, the Trustee shall be the fiduciary with respect to the investment, management and control of the Trust Fund with full Discretion, management and control thereof. The Employer may transfer to an Investment Manager the authority and duty to direct the investment of all or part of the Trust Fund. Such transfer shall be made by written instrument executed on behalf of the Employer and by the party so appointed, who shall thereby acknowledge that he is a fiduciary under the Plan with respect to investments of the Plan's assets. Upon any such transfer of authority and duty, the Investment Manager shall be the fiduciary with respect to the investment and management of such assets of the Trust Fund, and the Trustee shall be relieved of all responsibility with respect to the investment and management thereof.

9.4 Transfer of Investment Authority. In the event that the authority and duty to direct the investment of all or part of the Trust Fund are transferred to a party other than the Trustee, the following rules shall apply.

    (a) Transfer to Investment Manager. If investment direction is transferred to an Investment Manager, the Trustee shall not be liable or responsible for any consequences arising from the Trustee's compliance with investment or management directions received by the Trustee from the Investment Manager. The Trustee shall be under no duty to question any directions of the Investment Manager, nor to review in any respect the manner in which the Investment Manager exercises its authority and discharges its duties with respect to the assets of the Trust Fund as to which it has been so appointed.

    (b) Transfer to Participants. In the event investment authority has been transferred to Participants, within the meaning of Section 404(c) of the Act, the Trustee shall not be liable or responsible for any consequences arising from the Trustee's compliance with investment instructions received by the Trustee from the Participants.

9.5 Bonding. Except as otherwise exempted by Section 412 of the Act, every fiduciary of the Plan, within the meaning of the Act, and every person who handles funds or other property of the Plan shall be bonded in accordance with
Section 412 of the Act.

9.6 Investment in Employer Securities. Notwithstanding any other provisions of the Plan or the Trust Agreement to the contrary, the Trustee shall be authorized to invest an amount not in excess of one hundred percent (100%) of the fair market value of the assets of the Trust Fund, determined as of the date such investment is made, in qualifying employer securities (as defined in Section 407(d)(5) of the Act).

9.7 Funding Policy. The portion of the Plan treated as an employee stock ownership plan (as defined in Section 4975(e)(7) of the Code and regulations promulgated thereunder), shall invest primarily in Company Stock. Subject to such purpose, the Committee shall from time to time establish a funding policy and method consistent with the objectives of the Plan and the requirements of Title I of the Act. The funding policy and method so established shall be reviewed by the Committee at least annually. In establishing and reviewing such funding policy and method, the Committee shall consider the short-term and long-term investment objectives and financial needs of the Plan, taking into account the need for liquidity to pay for benefits and the need for investment growth. All actions of the Committee in accordance with this Section 9.7 shall be communicated to the Trustee and to the Employer.

9.8 Acquisition Loan. The Employer may, from time to time, direct the Trustee to incur an Acquisition Loan to finance the acquisition of Company Stock by the Trust or to repay a prior Acquisition Loan. An installment obligation incurred in connection with the purchase of Company Stock shall constitute an Acquisition Loan. The following rules shall apply in connection with any Acquisition Loan.

    (a) Terms. An Acquisition Loan shall be for a specific term, shall bear a reasonable rate of interest and shall not be payable on demand except in the event of default. An Acquisition Loan may be secured by a collateral pledge of the Company Stock acquired with the proceeds of the Acquisition Loan, but no other Trust assets may be pledged as collateral for an Acquisition Loan, and no lender shall have recourse against Trust assets other than any Company Stock remaining subject to pledge.

    (b) Creation of Suspense Account. Upon entering into an Acquisition Loan, the Trustee shall establish a Suspense Account for the purpose of receiving any Company Stock purchased with the proceeds of the Acquisition Loan. All Company Stock purchased with the proceeds of any Acquisition Loan shall be placed in the Suspense Account. Such Company Stock shall be held in the Suspense Account until released pursuant to Section 4.1(c)(i) (Release From Suspense Account).

    (c) Repayment of Acquisition Loan. Repayment of Principal and interest on any Acquisition Loan shall be made by the Trustee (as directed by the Employer) only from (i) Company Contributions paid in cash to enable the Trustee to repay such Acquisition Loan, (ii) income attributable to Company Stock purchased with the proceeds of any Acquisition Loan, and (iii) dividends attributable to Company Stock purchased with the proceeds of any Acquisition Loan.

9.9  Voting of Company Stock.

    (a) Participant Voting. Company Stock, including fractional shares, allocated to a Participant's Company Stock Account shall be voted by the Trustee upon written direction given to the Trustee by the Participant (or his Beneficiary, if applicable).

    (b) Other Direction. All Company Stock held in the Suspense Account shall be voted by the Trustee in proportion to instructions received from Participants with respect to allocated Company Stock.

9.10 Valuation of Company Stock. If the Company Stock held by the Plan is not readily tradable on an established securities market, the Trustee shall engage an independent appraiser to perform a valuation of Company Stock wherever Plan provisions require a valuation. Any appraiser selected shall be independent within the requirements of Treasury Regulations under Section 170(a)(1) of the Code. In determining the fair market value of Company Stock, the independent appraiser may use an enterprise basis or any other basis which it deems appropriate under the circumstances. If the Company Stock is readily tradable on an established securities market, the value of the Company Stock shall be its fair market value as evidenced by published reports.

9.11  Investment Funds.

    (a) Participants' Interests in Investment Funds. The Trust Fund shall consist of one or more Investment Funds in which each Participant with any interest therein shall have an undivided proportionate interest. Each Participant's undivided proportionate interest in each Investment Fund shall be determined according to the ratio that the value of the portion of such Participant's Account which is invested in that Investment Fund bears to the total value of all Participants' Accounts (or portions of them) invested in that Investment Fund on the date of determination. Only Basic Contribution Accounts, Merged Plan Accounts, and Transferred Assets Accounts may be subject to the investment directions of Participants.

    (b) Addition or Deletion of Funds. The Committee shall have the right to establish additional Investment Funds and abolish Investment Funds at any time, in its Discretion, in furtherance of the funding policy and investment objectives established by the Committee.

    (c) Implementation. The Committee may instruct the Trustee to transfer amounts among the Investment Funds in order to implement the instructions of Participants concerning investment of their Accounts.

                                    ARTICLE X
                            TERMINATION AND AMENDMENT

10.1 Termination of Plan. It is the present intention of the Company permanently to maintain the Plan and continue to make contributions under Section 3.1 (Time and Amount); provided, however, that subject to the provisions of Section 11.2 (Nonforfeitability) and the requirements of the Act and the Code:

    (a) The Board of Directors of Compuware Corporation reserves the right at any time to revoke or terminate the Plan in its entirety or to partially terminate the Plan, or to terminate or temporarily or permanently suspend its liability to make contributions to the Trust. Each Company retains the right to terminate the Plan to the extent that it relates to that Company and its Employees.

    (b) In the event of any termination, partial termination or suspension under paragraph (a) above, the Company shall give such timely notice thereof to the Internal Revenue Service and the Department of Labor as may be required by provisions of the Act or Code.

    (c) In the event of any termination, partial termination or suspension under paragraph (a) above, and subject to Section 11.2 (Nonforfeitability), the right of each affected Participant (as to whom the Plan has terminated or with respect to whom a suspension has occurred) to the amount credited to his Account at the time of termination, suspension, or partial termination shall immediately be Nonforfeitable.

    (d) Termination of the Plan shall not have the effect of reducing or eliminating any protected benefit, within the meaning of Section 411(d)(6) of the Code and regulations promulgated thereunder.

10.2 Liquidation of Trust. In the event of termination of the Plan without establishment of a successor plan, the Trustee shall proceed as promptly as possible, subject to any directions from the Committee, to liquidate all investments, and shall thereupon determine the value of each Participant's Account under Section 4.6 (Fixed Accounts) as of the date of termination. After each such Account has been appropriately adjusted to cover any expenses of distribution and final liquidation costs, the Trustee shall pay the balance of such Account to the Participant (or, if deceased, his Beneficiary) in a lump sum. For purposes of this Section 10.2, the term "successor plan" means any other defined contribution plan (other than an employee stock ownership plan) maintained by the Employer that exists at the time the Plan is terminated or within the period ending twelve (12) months after distribution of all assets from the Plan. Such other plan shall not be treated as a successor plan, however, if fewer than two percent (2%) of the employees who are eligible under this Plan at the time of its termination are or were eligible under the other plan at any time during the twenty-four (24) month period beginning twelve (12) months before the time of the termination.

10.3 Termination of Trust. Notwithstanding termination of the Plan, the Trust shall terminate when the Trust Fund is entirely paid out and distributed in accordance with its terms and the terms of this Plan.

10.4 Amendment. The Board of Directors of Compuware Corporation reserves the right at any time and from time to time, to amend the Plan, without the consent of any Participant or Beneficiary, or any other Company in any manner which it deems to be Proper, whether or not (i) for reasons of business necessity or (ii) for the purpose of causing the Plan and Trust to be Qualified or to continue to be Qualified. The Board of Directors may delegate to another body, committee, entity, or person the authority to act on its behalf in amending the Plan.

    (a) No Increase in Liabilities. No such amendment, except upon written consent of the affected person, shall increase the duties or liabilities of the Trustee or the Committee, or diminish their remuneration.

    (b) Retroactivity Allowed. Any modification, alteration or amendment may be made effective retroactively within the limits satisfactory to the Internal Revenue Service and the Department of Labor.

    (c) Benefits Preserved. Notwithstanding anything contained in this Section
10.4 to the contrary, no amendment to the Plan shall decrease the Account balance of any Participant or have the effect of eliminating or reducing any protected benefit within the meaning of Section 411(d)(6) of the Code or any early retirement benefit or retirement-type subsidy or eliminating an optional form for payment of benefits with respect to benefits attributable to service accumulated prior to the amendment.

    (d) Vesting Changes. In the event the Employer adopts an amendment to the Plan which changes the Plan's vesting provisions such that the Nonforfeitable percentage of any Participant, when determined under the Plan as so amended, would at any time be less than would have been the case absent such amendment, then the following rules shall apply.

         (i) Election. Each Participant who has completed at least three (3) years of service (within the meaning of Treas. Reg. Section 1.411(a)-8T(b)(3)) shall be permitted to elect, during the election period described in (ii), to have his Nonforfeitable percentage determined without regard to such amendment.

         (ii) Election Period. The election described in paragraph (i) may be made during the period which begins not later than the date on which the Plan amendment is adopted and which ends no earlier than the latest of the following dates:

               (A) The date which is sixty (60) days after the day the Plan amendment is adopted.

               (B) The date which is sixty (60) days after the day the Plan amendment becomes effective.

               (C) The date which is sixty (60) days after the day the Participant is issued written notice of the Plan amendment by the Employer or Plan Administrator.

                                   ARTICLE XI
                                  MISCELLANEOUS

11.1 No Reversions. Except as otherwise provided by Section 3.2 (Contributions Conditioned Upon Deductibility) or Section 4.3 (Limitations on Annual Contributions and Additions), the assets of the Trust shall never inure to the benefit of the Company and shall be held for the exclusive purposes of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan; and the Company shall not be entitled to receive or recover any part of its contributions to the Trust or the earnings thereon.

11.2 Nonforfeitability. A Participant's right to his benefits under the Plan shall be one hundred percent (100%) Nonforfeitable upon his reaching his Normal Retirement Age.

11.3 Merger, Consolidation, Etc. In no event may the Plan be merged or consolidated with, or the assets or liabilities of the Trust Fund transferred to, any other Qualified plan, unless each Participant would (if such other Qualified plan were terminated after such merger, consolidation or transfer of assets or liabilities) receive a benefit immediately after such merger, consolidation or transfer which is not less than the benefit he would have been entitled to receive (including protected benefits within the meaning of Section 411(d)(6) of the Code and regulations promulgated thereunder) had the Plan been terminated immediately before such merger, consolidation or transfer.

11.4  Spendthrift Provision.

     (a) No Assignment Permitted. To the extent permitted by law, no benefits, payments, proceeds, claims, rights or interest of any Participant or Beneficiary in, to or under the Plan, the Trust or any part of the Trust Fund, shall be liable or subject to the debts, contracts, liabilities, engagements or torts of any such person, directly or indirectly, or subject to any claim of any creditor of such person, through legal process or otherwise; nor shall any such Participant or Beneficiary be able or permitted, voluntarily or involuntarily, to transfer, encumber, pledge, anticipate, alienate or assign any such benefits, payments, proceeds, claims, rights or interest, contingent or otherwise, except as provided in Section 5.3(a) (Loans to Participants) and Section 11.4(b) (Qualified Domestic Relations Orders). It is the intention and purpose of the parties to this Plan to place the absolute title to the Trust Fund in the Trustee alone, with power and authority to pay out the same only as provided in this Plan.

     (b) Qualified Domestic Relations Orders. Notwithstanding Section 11.4(a) (No Assignment Permitted), the Trustee shall honor an assignment to, or an order to segregate assets for, or instructions to make benefit payments to a person other than a Participant or Beneficiary if the Committee so directs and the Committee has determined that there exists either (i) a domestic relations order entered before January 1, 1985 under which payments are being made or which the Committee determines should be honored or (ii) a "qualified domestic relations order", within the meaning of Section 414(p) of the Code, pursuant to which such assignment, segregation, or payment is required. The Committee shall establish written procedures for determining the existence of a "qualified domestic relations order" and for compliance by the Plan with the applicable provisions thereof.

11.5 Participant Protections. Except as provided in Section 5.7(b) (Put Option) and Section 5.7(c) (Right of First Refusal), a Participant's Account shall at no time be subject to a put, call, or other option or buy-sell arrangement.

11.6 Execution of Instruments. Except as otherwise expressly provided in this Plan, any instrument or document to be delivered or furnished by the Company shall be sufficiently executed if executed in the name of the Company by any of its officers; or, where furnished or delivered by the Committee, if executed in the name of the Committee by any member thereof; or where furnished or delivered by the Trustee, if executed as follows:

     (a) If the Trustee consists of two (2) or more persons, if executed in the Trustee's name by any such person, and

     (b) In the case of any corporate Trustee (whether or not the sole Trustee), if executed as Trustee in the name of such corporation by any of its officers; provided, further, that any Administrative Party shall be fully protected in relying upon any instrument or document so executed; and such execution shall be conclusive proof that any signature is duly authorized and that any information contained in the instrument or document is true and correct.

11.7 Company Actions. Whenever the Company under this Plan is permitted or required to do or perform any act or execute any paper or document, it shall be performed or executed at the direction of the Board of Directors of the Company, or by duly authorized officers or agents of the Company, and may be evidenced by resolutions certified by the Secretary of the Company.

11.8 Successors, Etc. This Agreement shall be binding upon, and inure to the benefit of, the Company and subject to Sections 10.1 (Termination of Plan) and
10.4 (Amendment), its successors, the Trustee and its successors, the Committee as from time to time constituted, and the Participants and Beneficiaries, their heirs, personal representatives, successors, and assigns, all in accordance with and subject to the terms of this Plan.

11.9 Miscellaneous Protective Provisions. Except as otherwise provided in this Plan or the Act:

     (a) Any Administrative Party may request and rely upon an opinion of counsel, who may or may not be counsel for the Company, and shall be fully protected for any action taken, suffered or omitted in good faith reliance upon such opinion.

     (b) No recourse under this Plan, or for any action or nonaction hereunder or for any loss or diminution of the Trust Fund, or for any payment or nonpayment of benefits, or for any other reason whatsoever relating to the Plan, shall be had by any person whomsoever against any stockholder, officer, director or Employee of the Company as such, past, present or future.

     (c) Where the establishment of any fact is in question, any Administrative Party may in its Discretion accept as evidence thereof any properly executed instrument or document furnished by any other Administrative Party or such other evidence as may seem reasonable in the circumstances.

11.10 Common Control and Successorship Situations. To the extent required by
Section 414 of the Code, the following rules shall apply.

     (a) Predecessor Employers. Service with a predecessor employer shall be treated as service with the Company, and service with the Company shall be treated as service with a successor employer, if the Plan was taken over from such predecessor or is taken over by such successor, as the case may be.

     (b) Transfers Within Employer Group. For purposes of the participation and vesting provisions of the Plan, in the event that an employee of a corporation or other trade or business, whether or not incorporated, which is a member of the Employer Group is transferred to employment with the Company (or from employment with the Company to employment with a member of the Employer Group which has not adopted the Plan), his service with such member or members of the Employer Group shall be treated as service with the Company. In the event a Participant is transferred to employment by an employer which is a member of such Employer Group, the transferred Participant's employment by the Company and participation in the Plan shall not be deemed terminated by reason of such transfer, except that such transferred Participant's Account shall not be credited with any portion of the Company Contributions, Basic Contributions, or forfeitures arising with respect to a Plan Year ending within a taxable year of the Company after the taxable year in which such transfer occurred. For purposes of eligibility for benefits hereunder, a Participant so transferred shall be deemed to have severed employment with the Company at the time he is no longer employed by an employer which is a member of the Employer Group.

     (c) Multiple Employers. If and while the Plan is maintained by more than one employer, the participation provisions of the Plan shall be applied as if all employees of each of the employers were employed by a single employer, and the vesting provisions of the Plan shall be applied as if all such employers constituted a single employer.

11.11 Indemnification by Company. To the extent permitted by the Act, the Company shall indemnify and save harmless the Committee members and other fiduciaries of the Plan (other than the Trustee) who are officers, directors, shareholders or Employees of the Company against any liabilities incurred by them in the exercise and performance of their powers and duties under the Plan to the extent that such protection would be afforded by insurance coverage under
Section 410(b)(3) of the Act.

11.12 Employment Rights Not Enlarged. The Plan as now or may hereafter exist, shall not be construed as giving any Participant or any other person whomsoever any legal or equitable right against the Company, or as giving any Participant the right to be continued in the employ of the Company, and all Employees and all Participants shall remain subject to discharge to the same extent as if this Plan had not been adopted.

11.13 Correction of Errors and Recoupment. If any error or change in records results in any Participant or Beneficiary receiving from the Plan more or less than the amount to which he would have been entitled to receive had the records been correct or had the error not been made, the Committee shall correct the error by adjusting, as far as practicable, the future payments in such a manner that the benefits to which such person was correctly entitled shall be paid. The Committee shall be entitled to recoup amounts which are overpaid to a Participant or Beneficiary and may choose to recoup by requesting repayment from such person either in addition to or instead of adjusting future benefit payments to such person.

11.14 Effect of Participant's Acceptance of Payments. Acceptance by any Participant or Beneficiary of benefit payments from the Plan shall, to the extent of such payment, constitute a release of the Plan from liability in connection with such payment.

11.15 Notification of Address. Each Participant, former Participant and Beneficiary shall furnish the Committee with such information as the Committee may reasonably require. This information shall include written notice of his current post office address and any change in that address. The Company, Committee and Trustee shall be entitled to rely upon the last post office address furnished to the Committee by such person for purposes of providing notice to such person, payment of benefits or any other purpose.

11.16 Source of Benefit Payments. A Participant, Beneficiary or other person claiming benefits under the Plan shall be required to look only to the Trust for payment of his benefits and benefits are payable from the Trust only to the extent funded through the Trust. Neither the Trustee nor the Company shall have any liability to provide benefits which cannot be provided with amounts held in the Trust.

11.17 Nonterminable Protections and Rights. Notwithstanding the fact that an Acquisition Loan may be repaid or the Plan may cease to be an employee stock ownership plan (as that term is defined in Section 4975(e)(7) of the Code), the protections and rights provided to Participants as a consequence of Section 5.7(b) (Put Option) and Section 11.5 (Participant Protections) shall be nonterminable.

                                   ARTICLE XII
                               TRANSFERRED ASSETS

12.1 Right to Transfer. The Trustee may, in the Discretion of the Committee (which Discretion shall not be exercised in a discriminatory manner), accept Transferred Assets on behalf of a Participant; provided, however, that the Transferred Assets shall be credited to the account established for the Participant to receive the Transferred Assets (his "Transferred Assets Account").

12.2 Accounting. Transferred Assets shall be credited to the Participant's Transferred Assets Account within thirty (30) days after the date they are paid to and accepted by the Trustee and shall be adjusted for distributions, loans, expenses, profits and losses (but not forfeitures) in the manner described in
Section 4.4 (Periodic Adjustments to Accounts) as if such transferred portion of the Account in question were, in fact, a separate account.

12.3 Nonforfeitability. Transferred Assets shall at all times be Nonforfeitable. In the event of any circumstances giving rise to forfeiture of all or part of a Participant's Company Contribution Account, then (notwithstanding such forfeiture) he shall be entitled to receive the full amount of his Transferred Assets Account.

12.4  Distribution of Transferred Assets.

     (a) General Rule. Except as provided below, any balance in a Participant's Transferred Assets Account shall be distributed to the Participant (or his Beneficiary) either at the time and in the manner as other benefits payable to him under the Plan.

     (b) Protected Benefits. If the Transferred Assets were received in a direct transfer from the trustee of another Qualified plan and either Section 401(a)(11)(B) of the Code applied to such other plan or the assets received by the Plan are as a result of a merger into the Plan of the assets and liabilities of another Qualified plan, then distributions of such Transferred Assets shall be made, in accordance with the provisions concerning the time and manner of payment as applied to the Transferred Assets when they were part of the plan from which they were transferred.

                                  ARTICLE XIII
                                    EXECUTION

         IN WITNESS WHEREOF, Compuware Corporation hereby adopts and approves the Compuware Corporation Employees' Stock Ownership Plan and 401(k) Arrangement, as amended and restated effective as of April 1, 1995, as set forth herein, and is executed by its officer duly authorized thereto, this 19th day of March, 1996.

                                          COMPUWARE CORPORATION

                                          By:  /s/ THOMAS COSTELLO, JR.
                                               ---------------------------------
                                               Its: Vice President and Secretary

                                 FIRST AMENDMENT
                                     TO THE
              COMPUWARE CORPORATION EMPLOYEES' STOCK OWNERSHIP PLAN
                     AND 401(k) SALARY REDUCTION ARRANGEMENT
             (As Amended and Restated Effective as of April 1, 1995)


     WHEREAS, Compuware Corporation (the "Company") has established and maintains the Compuware Corporation Employees' Stock Ownership Plan and 401(k) Salary Reduction Arrangement, originally effective April 1, 1986 and as most recently amended and restated effective as of April 1, 1995 (the "Plan"); and

     WHEREAS, pursuant to Section 10.4 of the Plan, the Company has reserved the right to amend the Plan at any time; and

     WHEREAS, the Company desires to amend the Plan in order to add provisions regarding former employees of Technalysis Corporation.

     NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES, the Plan is hereby amended in the following respects:

         1. Section 2.1 of the Plan is hereby amended, effective April 30, 1996, to read as follows:

              "(a) General Rule. Any Covered Employee who has (i) reached an Attained Age of Twenty-One (21) years or more, (ii) completed six (6) months of service or more following the date on which he first performed an Hour of Service (determined without regard to any interruptions in the employment of the Covered Employee by the Company occurring during the twelve (12) month period beginning with the date on which he first performed an Hour of Service and (iii) completed at least five hundred (500) Hours of Service during any consecutive six
         (6) month period shall be eligible to become a Participant as provided in this Section 2.1(a). A Covered Employee who has satisfied such conditions shall become a Participant in the employee stock ownership portion of the Plan as of the ESOP Entry Date occurring in the Plan Year in which the Employee meets those conditions, if such conditions are met during the first six (6) months of the Plan Year, or the next subsequent ESOP Entry Date, if those conditions are met during the last six (6) months of the Plan Year. A Covered Employee who has satisfied the eligibility requirements shall be a Participant in the 401(k) portion of the Plan on the 401(k) Entry Date coincident with or next following the date the conditions are fulfilled. The 401(k) Entry Date for former employees of Technalysis Corporation shall also include July 1 and January 1. Former employees of Technalysis Corporation shall have their service with Technalysis Corporation considered, for purposes of this Section 2.1(a), as if it were service for the Company. An Employee who has fulfilled the eligibility conditions of this Section 2.1(a), but who is not a Covered Employee on the date he would otherwise become a Participant, shall become a Participant on the date he becomes a Covered Employee."

         2. Section 4.1(b)(ii) is hereby amended effective April 30, 1996, to read as follows:

              "(ii) Discretionary Contributions. Company Contributions made pursuant to Section 3.1(a)(ii) (Company Contributions) and which are not required to be made pursuant to Section 6.3(b) (Minimum Required Allocation for Non-Key Employees), plus forfeitures other than Company Stock, shall be allocated as of the last day of the Plan Year among the Other Investments Accounts of the Participants who have completed a Year of Service during the Plan Year then ended and who are Employees at the end of that Plan Year, (unless his employment shall have terminated because of the Participant's death, Permanent and Total Disability, or after reaching an Attained Age of sixty-five (65)) ("Eligible Participants"). Effective April 30, 1996, for purposes of determining whether, under this Section 4.1(b)(ii) a Participant has completed a Year of Service, a Participant's Hours of Service with an acquired entity before it was merged with or acquired by the Company shall be credited to a Participant who was a former employee of that entity. The Committee shall allocate to the Other Investments Account of each Eligible Participant that portion of the Company Contributions which bears the same ratio to the total of the Company Contributions that each Eligible Participant's Creditable Compensation for the Plan Year bears to the total Creditable Compensation of all eligible Participants for the Plan Year. Notwithstanding the foregoing, if a Participant shall be absent on the last day of the Plan Year for reasons which qualify under FMLA and the Participant returns to work with the Company for a period of at least thirty (30) days following the expiration of such absence, he shall be deemed to be actively employed on the last day of the Plan Year for purposes of this Section 4.1(b)(ii)."

     IN WITNESS WHEREOF, the Company has caused this First Amendment to the Compuware Corporation Employees' Stock Ownership Plan and 401(k) Salary Reduction Arrangement (as amended and restated effective as of April 1, 1995) to be executed by its duly authorized officer this 25th day of April, 1996.

                                      COMPUWARE CORPORATION


                                       By:  /s/ THOMAS COSTELLO, JR.
                                            ------------------------------------
                                            Its:  Vice President and Secretary

                                SECOND AMENDMENT
                                     TO THE
                     COMPUWARE CORPORATION EMPLOYEES' STOCK
                   OWNERSHIP PLAN AND 401(k) SALARY REDUCTION
                ARRANGEMENT (As Amended and Restated Effective as
                                of April 1, 1995)



     WHEREAS, Compuware Corporation (the "Company") has established and maintains the Compuware Corporation Employees' Stock Ownership Plan and 401(k) Salary Reduction Arrangement, originally effective April 1, 1986, and as most recently amended and restated effective as of April 1, 1995, and thereafter amended April 25, 1996 (the "Plan"); and

     WHEREAS, pursuant to Section 10.4 of the Plan the Company has reserved the right to amend the Plan at any time; and

     WHEREAS, the Company desires to amend the Plan in order to change its eligibility requirements and to add provisions regarding former employees of certain acquired entities.

     NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES, the Plan is hereby amended in the following respects:

         1. Section 1.1(ii) of the Plan is hereby amended in its entirety, effective as of January 1, 1996, reading as follows:

                  "(ii) `ENTRY DATE' means, for the employee stock ownership portion of the Plan, the first day of each Plan Year (the `ESOP Entry Date'); and for the 401(k) portion of the Plan, each April 1 or October 1 (the `401(k) Entry Date') occurring on or after the Effective Date; provided, however, with regard to employees of Technalysis Corporation, `Entry Date' shall include June 1, 1996."

         2. Effective January 1, 1997, Section 1.1(ii) of the Plan is hereby deleted and all subsequent paragraphs are hereby renumbered accordingly.

         3. Effective January 1, 1997, Section 1.1(uu) of the Plan is hereby amended to read as follows:

              "(uu) `MERGED PLAN' means any Qualified Plan which, upon authorization of the Employer, is merged into this Plan. The following plans are Merged Plans:

              Effective Date   Plan Name
              --------------   ---------
               12/31/94         XA Systems Corporation Savings and
                                Investment Plan
               03/31/96         CoroNet Systems, Inc. 401(k) Plan
               04/01/97         Adams & Reynolds & Co. 401(k) Plan
               04/01/97         Technalysis Corporation Savings Plan
               10/01/97         Computer People Unlimited, Inc. Profit
                                Sharing Plan
               10/01/97         Compuware Corporation Profit Sharing 401(k) Plan
                                and Trust"

         4. Section 2.1(a) of the Plan is hereby amended, effective as of January 1, 1996, by the addition of the following sentence at the end thereof, reading as follows:

         "Notwithstanding the foregoing, Employees who were participants in the Technalysis Corporation Savings Plan as of May 31, 1996, shall enter the Plan on June 1, 1996 and employees of Technalysis Corporation who were hired on or after October 2, 1995, but before December 31, 1995, shall enter the Plan on July 1, 1996 provided they have, by such date, satisfied applicable age and service requirements."

         5. Section 2.1(a) of the Plan is hereby amended, effective January 1, 1997, to read as follows:

              "(a) General Rule. Any Covered Employee who has reached an Attained Age of Twenty One (21) years or more shall be eligible to become a Participant and shall begin participating in the Plan on the date on which he first performs an Hour of Service. An Employee who has fulfilled the eligibility requirements of this Section 2.1(a) but who is not a Covered Employee on the date he would otherwise become a Participant, shall become a Participant on the date he becomes a Covered Employee."

         6. Section 4.1(c)(iv) of the Plan is hereby amended, effective as of January 1, 1996, by the addition of the following sentence at the end thereof:

         "With respect to allocations for Participants who were employees of an acquired entity, the Creditable Compensation of each such Participant shall include amounts paid by the Company to the Participant during the relevant Plan Year, from and after the date of acquisition, which would have been Creditable Compensation but for the fact the person was not either a Participant or a Covered Employee; provided, however, that Creditable Compensation of Participants who were employees of Adams & Reynolds & Co. shall only include amounts paid by the Company to the Participant from and after January 1, 1997."

         7. Section 5.3(b) of the Plan is hereby amended, effective January 1, 1997, to read as follows:

              "(b)     Requirements.  The Committee  shall, in its  Discretion,
         determine the amount, terms and conditions of any loan. All loans to Participants shall be made only from a Participant's Basic
         Contributions Account, Company Stock Account, Transferred Asset Account and/or Merged Plan Account."

         8. Section 5.4(b)(iii) of the Plan is hereby amended in its entirety, effective April 1, 1997, to read as follows:

              "(iii) Payment Forms for Merged Plan Accounts. In addition to the normal form for payment described in Section 5.4(b)(i)(Normal Form) and the optional forms for payment described in Section 5.4(b)(ii)(Optional Forms), amounts held for a Participant in his Merged Plan Account shall be payable in such other form(s) and at such other time(s) as were permitted under the terms of the Merged Plan from which they were transferred. For this purpose, the terms of the Merged Plan is in effect on the date immediately preceding the date the Merged Plan's assets were received by the Plan shall apply in determining the availability of payment forms and timing of payments from the Merged Plan Account, including all restrictions, terms, conditions, and notice requirements applicable to electing or receiving payment in such forms."

     IN WITNESS WHEREOF, the Company has caused this Second Amendment to the Compuware Corporation Employees' Stock Ownership Plan and 401(k) Salary Reduction Arrangement (as amended and restated effective as of April 1, 1995) to be executed by its duly authorized officer this 31st day of December, 1996.

                                         COMPUWARE CORPORATION


                                         By:  /s/ THOMAS COSTELLO, JR.
                                              ----------------------------------
                                              Its:  Vice President and Secretary

                                 THIRD AMENDMENT
                                     TO THE
                     COMPUWARE CORPORATION EMPLOYEES' STOCK
             OWNERSHIP PLAN AND 401(k) SALARY REDUCTION ARRANGEMENT
             (As Amended and Restated Effective as of April 1, 1995)


     WHEREAS, Compuware Corporation (the "Company") has established and maintains the Compuware Corporation Employees' Stock Ownership Plan and 401(k) Salary Reduction Arrangement, originally effective April 1, 1986, as most recently amended and restated effective as of April 1, 1995, and as thereafter amended from time to time (the "Plan"); and

     WHEREAS, pursuant to Section 10.4 of the Plan the Company has reserved the right to amend the Plan at any time; and

     WHEREAS, the Company desires to amend the Plan in order to modify the timing of Plan distributions.

     NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES, the Plan is hereby amended, effective April 1, 1998, in the following respects:

     1. The introductory paragraph of Section 4.6 of the Plan is hereby amended to read as follows:

     "4.6 Fixed Accounts. After a Participant's employment with the Company terminates, whether due to his retirement, death, or any other cause, he shall cease to be a Participant as of the date of that event and, except for benefits payable or distributable under this Plan, shall cease to have any further right, title or interest in the Plan or Trust Fund. The Participant's Account shall thereafter be subject to the following rules."

     2.  Section 4.6(a) of the Plan is hereby amended to read as follows:

         "(a) Date of Fixing. His Account shall become fixed at its balance as of the Valuation Date coincident with or next succeeding the date on which his participation ceases, and his Account as so fixed and Nonforfeitable shall be his Fixed Account. Thereafter no further credits or debits shall be made to said Account, except for:

                   (i)   Distributions therefrom.

                   (ii) Special expenses chargeable thereto under Section 4.5(b)(ii).

                   (iii) Matters mentioned in Section 4.6(b) (Investment) and
                   Section 4.6(c)(Adjustments)."

     3. The introductory paragraph of Section 5.4(b) of the Plan is hereby amended to read as follows:

         "(b) Payment of Benefits Other Than Death Benefits. Subject to Sections 5.4(a) (Application), 5.4(e) (Required Distributions), 5.4(i) (Deadline for Benefits), 5.7 (Special Distribution Rules), and 12.4 (Distribution of Transferred Assets), the Committee shall direct the Trustee to pay or arrange for payment of the benefits for which a Participant is eligible (except Death Benefits), using the Participant's entire Fixed Account (reduced by any prior distributions), within thirty (30) days following the date in which the Participant becomes eligible for a benefit, based upon the Participant's Account balance as of the Valuation Date coincident with or next succeeding the date the Participant's employment with the Employer Group terminated. Benefits may be paid as follows:"


     IN WITNESS WHEREOF, the Company has caused this Third Amendment to the Compuware Corporation Employees' Stock Ownership Plan and 401(k) Salary Reduction Arrangement (as amended and restated effective as of April 1, 1995) to be executed by its duly authorized officer this 13th day of March, 1998.

                                        COMPUWARE CORPORATION


                                        By:  /s/ THOMAS COSTELLO, JR.
                                             -----------------------------------
                                             Its:  Vice President and Secretary

                                FOURTH AMENDMENT
                                     TO THE
                     COMPUWARE CORPORATION EMPLOYEES' STOCK
             OWNERSHIP PLAN AND 401(k) SALARY REDUCTION ARRANGEMENT
             (As Amended and Restated Effective as of April 1, 1995)



     WHEREAS, Compuware Corporation (the "Company") has established and maintains the Compuware Corporation Employees' Stock Ownership Plan and 401(k) Salary Reduction Arrangement, originally effective April 1, 1986, as most recently amended and restated effective as of April 1, 1995, and as thereafter amended from time to time (the "Plan"); and

     WHEREAS, pursuant to Section 10.4 of the Plan the Company has reserved the right to amend the Plan at any time; and

     WHEREAS, the Company desires to amend the Plan in order to add provisions to account for employee contributions which have been made to plans some or all of whose assets and liabilities may be merged with the Plan.

     NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES, the Plan is hereby amended, effective January 1, 1999, in the following respects:

     1. A new Section 1.1(gg) is hereby added to the Plan, reading as follows, and all subsequent paragraphs of Section 1.1 are hereby renumbered accordingly.

         "(gg) `EMPLOYEE CONTRIBUTION ACCOUNT' means the account established for a Participant pursuant to Article XIII (Employee Contributions) to hold Employee Contributions previously made by the Participant, and any earnings thereon."

     2. A new Section 1.1(hh) is hereby added to the Plan, reading as follows, and all subsequent paragraphs of Section 1.1 are hereby renumbered accordingly.

         "(hh) `EMPLOYEE CONTRIBUTIONS' means voluntary, after-tax contributions previously made by a Participant pursuant to Article XIII (Employee Contributions), including, as the context requires, adjustments as therein described."

         3. A new Article XIII is hereby added to the Plan, reading as follows, and all subsequent Articles are hereby renumbered accordingly.

                                  "ARTICLE XIII
                             EMPLOYEE CONTRIBUTIONS

         12.1 Right to Contribute. No Participant shall have the right to make Employee Contributions. Employee Contributions previously made shall nevertheless be subject to the provisions of this Article XIII.

         12.2 Accounting. Contributions under this Article XIII shall be credited to the Employee Contribution Account or Accounts of the Participants in question within thirty (30) days after the date when they are paid to and accepted by the Company. It shall be the Company's responsibility to furnish the appropriate information in this respect to the Trustee and the Committee. Solely for purposes of adjustments to a Participant's Employee Contribution Account pursuant to Section 4.4 (Periodic Adjustments to Accounts), all Employee Contributions for a Plan Year shall be deemed credited to the Participant's Employee Contribution Account as of the next succeeding Valuation Date (as provided for in Section 4.4(b) (Gains and Losses)) and all withdrawals during such Plan Year pursuant to Section 12.4 (Withdrawals While Employed) shall be deemed withdrawn as of the next preceding Valuation Date; provided, however, that any other reasonable methodology may be used by the Trustee for crediting and accounting or Employee Contributions for purposes of Employee Contribution Account adjustments, so long as such methodology is used consistently and in a nondiscriminatory fashion.

         12.3 Nonforfeitability. Employee Contributions shall be Nonforfeitable. In the event of any circumstances giving rise to forfeiture of all or part of a Participant's Account, then (notwithstanding such forfeiture) he shall be entitled to receive the full amount of his Employee Contributions. Any balance in a Participant's Employee Contribution Account resulting from his own contributions not previously withdrawn shall be paid to him following his retirement or other termination of employment, or to his Beneficiary in the event of his death, in the same manner as other benefits payable to him upon such events.

         12.4 Withdrawals While Employed. A Participant may withdraw his Employee Contribution Account at any time upon written request to the Committee; provided that the aggregate withdrawals by any Participant prior to the termination of his employment shall at no time exceed the Employee Contributions credited to his Employee Contribution Account as of the preceding Valuation Date, adjusted for any prior distributions, withdrawals, expenses, profits and losses (but not forfeitures) in the manner described in Section 4.4 (Periodic Adjustments to Accounts) as if such Employee Contribution Account were, in fact, a separate account. Any withdrawal shall be taken first from Employee Contributions made prior to January 1, 1987, if any (excluding any income earned thereon), until exhausted, and then from Employee Contributions made after December 31, 1986, plus any income earned thereon and income earned on Employee Contributions made prior to January 1, 1987. Withdrawals shall be taken pro rata from the Investment Funds in which the Employee Contributions are invested."

         IN WITNESS WHEREOF, the Company has caused this Fourth Amendment to the Compuware Corporation Employees' Stock Ownership Plan and 401(k) Salary Reduction Arrangement (as amended and restated effective as of April 1, 1995) to be executed by its duly authorized officer this 30th day of December, 1998.

                                             COMPUWARE CORPORATION


                                              By:  /s/ THOMAS COSTELLO, JR.
                                                   -----------------------------
                                                   Its:  Secretary

                                 FIFTH AMENDMENT
                                     TO THE
                     COMPUWARE CORPORATION EMPLOYEES' STOCK
             OWNERSHIP PLAN AND 401(k) SALARY REDUCTION ARRANGEMENT
             (As Amended and Restated Effective as of April 1, 1995)



     WHEREAS, Compuware Corporation (the "Company") has established and maintains the Compuware Corporation Employees' Stock Ownership Plan and 401(k) Salary Reduction Arrangement, originally effective April 1, 1986, as most recently amended and restated effective as of April 1, 1995, and as thereafter amended from time to time (the "Plan"); and

     WHEREAS, pursuant to Section 10.4 of the Plan the Company has reserved the right to amend the Plan at any time; and

     WHEREAS, the Company desires to further amend the Plan.

     NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES, the Plan is hereby amended, effective February 1, 1999, except as otherwise noted, in the following respects:

     1.  Section 1.1(a) of the Plan is hereby amended to read as follows:

         "(a) `ACCOUNT' means one (1) or more accounts maintained to record the interest of a Participant in the Plan, including the aggregate of the Participant's Company Stock Account, Other Investments Account, Basic Contribution Account, Employee Contribution Account, Transferred Asset Account, and Merged Plan Account, if any, and any earnings thereon."

     2. A new paragraph (v) is hereby added to Section 1.1(f) of the Plan, reading as follows:

              "(v) That part of any Employee Contributions allocated to the
                   Participant's Account with respect to that Limitation Year."

     3.  Section 1.1(gg) of the Plan is hereby amended to read as follows:

         "(gg) `EMPLOYEE CONTRIBUTION ACCOUNT' means the account established for a Participant pursuant to Article XIII (Employee Contributions) to hold Employee Contributions made by the Participant, and any earnings thereon."

     4.  Section 1.1(hh) of the Plan is hereby amended to read as follows:

         "(hh) `EMPLOYEE CONTRIBUTIONS' means voluntary, after-tax contributions made by a Participant either pursuant to Article XIII (Employee Contributions) or previously to a Merged Plan, including, as the context requires, adjustments as therein described."

     5. The first sentence of Section 5.3(a) (General Rules) of the Plan is hereby amended to read as follows:

         "Pursuant to uniform rules consistently applied, the Committee may, upon the written request of a Participant who is an active Employee, but not a former Employee, Beneficiary or Alternate Payee, direct the Trustee to make a loan or loans to such Participant; the loan shall not be made from the Participant's Merged Plan Account, however, without the consent of his Spouse if such consent would be required for a payment of benefits pursuant to Section 5.4(b)(iii) (which consent shall be obtained in accordance with Section 5.4(d) (Spouse Consent)."

     6. The second sentence of the introductory paragraph to Section 5.3(b) (Requirements) of the Plan is hereby amended to read as follows:

     "All loans to Participants shall be made only from the Nonforfeitable portion of the Participant's Account and shall be subject to the following further limitations:"

     7.  Section 5.3(b)(vii) of the Plan is hereby amended to read as follows:

                   "(vii) Repayment. Repayment of a loan made pursuant to this Section 5.3 shall be by payroll deduction wherever possible. Repayment of a loan by a Participant who has terminated employment which is required to be repaid within the thirty (30) day period provided under Section 5.3(b)(xiii) shall be made by check sent to the Trustee within that thirty
                            (30) day period. Repayment of a loan by a Participant who is not actively employed but which is not required to be repaid within thirty (30) day period provided under Section 5.3(b)(xiii) shall be made by monthly check sent to the Trustee. If a loan is repaid in full prior to its specified repayment date, the Participant may not obtain a new loan until at least twelve (12) months have elapsed after the date of complete repayment."

     8. A new Section 5.3(b)(xiii) is hereby added to the Plan, reading as follows:

                   "(xiii) Acceleration. Notwithstanding anything under this Section 5.3 to the contrary, the entire outstanding balance of any loan made after January 31, 1999, shall become due and payable thirty (30) days following the Participant's death, the date any required payment is due but is not yet paid, or the termination of employment of a Participant other than a party in interest (as defined in Section 3(14) of the Act) with respect to the Plan."

     9. The first sentence of Section 5.4(b) of the Plan is hereby amended to read as follows:

         "Subject to Sections 5.4(e) (Required Distributions), 5.4(i) (Deadline for Benefits), 5.7 (Special Distribution Rules), and 12.4 (Distribution of Transferred Assets), the Committee shall direct the Trustee to pay or arrange for payment of the benefits for which a Participant is eligible (except Death Benefits), using the Participant's entire Fixed Account (reduced by any prior distributions), as soon as administratively feasible after the Participant becomes eligible for a benefit under Section 5.2 (Termination Benefit), Section 5.1(a) (Normal Retirement Benefit) or
     Section 5.1(c) (Disability Benefit) and applies for such benefit under
     Section 5.4(a) (Application), based upon the Valuation Date coincident with or next preceding the later of the date the Participant's employment with the Employer Group terminated or the date he files an application with the Committee, pursuant to Section 5.4(a) (Application)."

     10. The following sentence is hereby added at the end of Section 5.4(b)(ii)(B) of the Plan:

                                    "This installment option is
                                    available only: (I) to Participants
                                    who terminated employment with the
                                    Employer Group either before
                                    reaching an Attained Age of sixty
                                    (60) or on account of a Permanent
                                    and Total Disability, or (II) with
                                    respect to the amounts in a
                                    Participant's Account as of January
                                    31, 1999, as adjusted for any
                                    earnings or losses thereon."

     11. Plan Section 5.4(c)(1)(B) (Installments) is hereby amended to read as follows:

                                    "(B)    Installments.  The portion of a
                                            Participant's  Fixed  Account
                                            attributable to the balance of the
                                            Participant's Account as of January
                                            31, 1999, as adjusted for any
                                            earnings or losses thereon, shall be
                                            paid in substantially equal annual
                                            installments (as selected by either
                                            the Participant or the Beneficiary)
                                            over a period to be selected by the
                                            Participant, but not to exceed a
                                            period extending beyond the lesser
                                            of the life expectancy of the
                                            Beneficiary or five (5) years."

     12. The introductory paragraph to Section 5.5(a)(ii)of the Plan is hereby amended to read as follows:
                                    "A Participant may apply to the Committee to receive payment of a single lump sum distribution from the Nonforfeitable portion of the balance in his Company Stock Account, subject to the following rules:"

     13. A new Section 5.5(a)(iii) is hereby added to the Plan, reading as follows:

                           "(iii)   Attainment  of Age  Fifty-Five  (55) and Ten
                                    (10) Years of Service. A Participant who reaches an Attained Age of fifty-five (55) and completed ten (10) Years of Service shall be entitled to elect to withdraw all or part of the Nonforfeitable portion of his Account, whether or not his Company employment shall have terminated. Amounts distributed pursuant to this Section 5.5(a)(iii) shall be based upon the Participant's Account balance as of the Valuation Date on or immediately following the date of election and shall be taken from the Investment Funds as directed by the Participant or, if no direction is given, pro rata."

     14. A new Section 5.5(a)(iv) is hereby added to the Plan, reading as follows:

                           (iv) "Attainment of Age Fifty-Nine and One-Half (59-1/2). A Participant who has reached an Attached Age of Fifty-Nine and One-Half (59-1/2) shall be entitled to elect to withdraw all or part of the entire Nonforfeitable portion of his Account, whether or not his Company employment has terminated. Amounts distributed pursuant to this Section 5.5(a)(iv) shall be based upon the Participant's Account balance as of the Valuation Date on or immediately following the date of election and shall be taken from the Investment Funds as directed by the Participant or, if no direction is given, pro rata."

     15. This introductory paragraphs to Sections 5.5(c) and Section 5.5(c)(i) of the Plan are hereby amended to read as follows:

         "(c) Hardship. A Participant who experiences a Financial
     Hardship, as defined in paragraph (iii) below, shall be eligible to receive a distribution from the Nonforfeitable portion of his Account, excluding his Company Stock Account, (taken from the Investment Funds as instructed by the Participant or, if no instruction is given, pro rata) to the extent necessary to relieve that Financial Hardship (which may include amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution), subject to the restrictions set forth below:

              (i) Amount. The amount available for distribution to a Participant as a Hardship Distribution under this
                     Section 5.5(c) shall be limited to the amount of the Basic Contributions made on behalf of the Participant, plus earnings on Basic Contributions credited prior to January 1, 1989, plus the balance in his Transferred Assets Account and Merged Plan Account (excluding any earnings on elective deferrals after December 31,
                     1988)."

     16. Section 5.7(a) of the Plan is hereby amended to read as follows:

         "(a) Form. Benefits payable from a Participant's Company Stock Account shall, to the extent possible or to the extent not limited by restrictions described in Section 409(h)(2) of the Code, be distributed in full shares of Company Stock or in cash, as elected by the Participant; benefits payable from a Participant's Other Investments Account and the value of any fractional shares of Company Stock shall be paid in cash."

     17. Section 5.7(e) of the Plan is hereby deleted.

     18. The last sentence of Section 9.11 of the Plan is hereby amended to read as follows:

     "Only Basic Contribution Accounts, Merged Plan Accounts, Transferred Assets Accounts, the portion of Participants' Company Stock Accounts which could otherwise be distributed to Participants pursuant to
     Section 5.5(a)(ii) (From Company Stock as In-Service Distribution) or 5.5(a)(iii) (Attainment of Age Fifty-Five (55) and Ten (10) Years of Service) may be subject to the investment directions of a Participant."

     19. Section 12.4 of the Plan is hereby amended to read as follows:

     "12.4 Distribution of Transferred Assets. Any balance in a
     Participant's Transferred Assets Account shall be distributed to the Participant (or his Beneficiary) at any time subject only to Section 5.4(a) (Application)."


     20. Article XIII of the Plan is hereby amended to read as follows:


                              "ARTICLE XIII
                         EMPLOYEE CONTRIBUTIONS

     13.1 Right to Contribute. Effective August 1, 1999, each Participant shall have the right, at any time and from time to time, while actively employed by the Company, to make Employee Contributions to the Trust for crediting to his Account, subject nevertheless to the following limitations.

         (a) Form. Employee Contributions must be in the form of cash or the equivalent, i.e., not stock, securities or other property.

         (b) Frequency. Employee Contributions by any Participant shall not be made more frequently than once in any calendar month, except to the extent made by payroll deductions under 13.1(c) (Collection).

         (c) Collection. Employee Contributions shall be paid not to the Trustee but to the Company, which shall act as the collecting agent and promptly pay them over to the Trustee. No Participant shall make any Employee Contributions without first giving the Company at least thirty (30) days' (or such other period as determined by the Committee in its discretion) written notice, in such reasonable detail as the Company may require, of his intention to do so. Any such notice may pertain to a single contribution or to a series or program of contributions; and it may authorize the Company to collect the contributions by means of payroll deductions. A Participant shall be bound by such notice or authorization unless and until he revokes it at least thirty (30) days (or such other period as determined by the Committee in its discretion) in advance by a subsequent written notice to the Company.

              (d) Time for Depositing Employee Contributions. All Employee Contributions shall be deposited with the Plan by the Company as soon as administratively possible following their receipt by the Company, but not later than the fifteenth (15th) business day after the end of the month in which such Employee Contributions were collected by the Company or withheld from the Employee's pay.

     13.2 Accounting. Contributions under this Article XIII shall be credited to the Employee Contribution Account or Accounts of the Participants in question within thirty (30) days after the date when they are paid to and accepted by the Company. It shall be the Company's responsibility to furnish the appropriate information in this respect to the Trustee and the Committee. Solely for purposes of adjustments to a Participant's Employee Contribution Account pursuant to Section 4.4 (Periodic Adjustments to Accounts), all Employee Contributions for a Plan Year shall be deemed credited to the Participant's Employee Contribution Account as of the next succeeding Valuation Date (as provided for in Section 4.4(b) (Gains and Losses)) and all withdrawals during such Plan Year pursuant to Section 13.4 (Withdrawals While Employed) shall be deemed withdrawn as of the next preceding Valuation Date; provided, however, that any other reasonable methodology may be used by the Trustee for crediting and accounting or Employee Contributions for purposes of Employee Contribution Account adjustments, so long as such methodology is used consistently and in a nondiscriminatory fashion.

     13.3 Nonforfeitability. Employee Contributions shall be Nonforfeitable. In the event of any circumstances giving rise to forfeiture of all or part of a Participant's Account, then (notwithstanding such forfeiture) he shall be entitled to receive the full amount of his Employee Contributions. Any balance in a Participant's Employee Contribution Account resulting from his own contributions not previously withdrawn shall be paid to him following his retirement or other termination of employment, or to his Beneficiary in the event of his death, in the same manner as other benefits payable to him upon such events.

     13.4 Withdrawals While Employed. A Participant may withdraw his Employee Contribution Account at any time upon written request to the Committee; provided that the aggregate withdrawals by any Participant prior to the termination of his employment shall at no time exceed the Employee Contributions credited to his Employee Contribution Account as of the preceding Valuation Date, adjusted for any prior distributions, withdrawals, expenses, profits and losses (but not forfeitures) in the manner described in Section 4.4 (Periodic Adjustments to Accounts) as if such Employee Contribution Account were, in fact, a separate account. Any withdrawal shall be taken first from Employee Contributions made prior to January 1, 1987, if any (excluding any income earned thereon), until exhausted, and then from Employee Contributions made after December 31, 1986, plus any income earned thereon and income earned on Employee Contributions made prior to January 1, 1987. Withdrawals shall be taken pro rata from the Investment Funds in which the Employee Contributions are invested.

     13.5 Limitations on Crediting of Employee Contributions. Employee Contributions credited to a Participant's Account (excluding any Employee Contributions attributable to any Merged Plan) for any Plan Year shall be subject to the following limitations.

         (a)  Limit for Highly Compensated Employees. Employee
     Contributions credited to the Accounts of Participants who are Highly Compensated Employees shall be limited to an Average Contribution Percentage for the current Plan Year which does not exceed the greater of:

                  (i) The Average Contribution Percentage (as defined in Section 13.5(b) (Average
                           Contribution Percentage)) for Participants who are not Highly Compensated Employees, times 1.25, or

                  (ii)     The Average Contribution Percentage (as defined in
                           Section 13.5(b) ( Average Contribution Percentage)) for Participants who are not Highly Compensated Employees, times 2.00; provided, however, that for purposes of this Section 13.5(a)(ii), the Average Contribution Percentage for Participants who are Highly Compensated Employees may not exceed the Average Contribution Percentage for the preceding Plan Year for Participants who are not Highly Compensated Employees by more than two (2) percentage points.

     Provided, further, that if the Average Deferral Percentage is determined by using the alternative described in Section 4.2(a)(i)(B), then the Average Contribution Percentage determined under this Section shall be subject to the multiple use test described in regulations issued under Section 401(m) of the Code and further limits shall apply to the crediting of Employee Contributions.

         (b) Average Contribution Percentage. The `Average Contribution Percentage' for the group of Participants who are Highly Compensated Employees and the group of Participants who are not Highly Compensated Employees, for a Plan Year, shall be the average of the `Actual Contribution Ratios' of the members in such group. The `Actual Contribution Ratio' of a Participant shall mean the amount of Employee Contributions actually paid to the Plan on behalf of such Participant for the Plan Year expressed as a percentage of his Testing Compensation for such Plan Year. Notwithstanding the above, for the first Plan Year in which Employee Contributions are made to the Plan by Participants, the Average Contribution Ratio for the group of Participants who are


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

     not Highly Compensated Employees shall be the greater of three (3) percent or their actual Average Contribution Ratio for such first Plan Year.

         (c)   Aggregation of Contributions. For purposes of Section
     13.5(b) (Average Contribution Percentage), the following amounts contributed by or on behalf of a Participant under one or more other Qualified plans maintained by any member of the Employer Group shall be aggregated with his Employee Contributions under this Plan.

              (i) If the Plan or one or more other Qualified plans maintained by any member of the Employer Group permit `matching contributions' or `employee contributions' (as those terms are defined in Code Section 401(m)(4)) to be allocated to the account of any Highly Compensated Employee who is a Participant in this Plan, then those contributions under this Plan or such other Qualified plan or plans shall be aggregated with his Employee Contributions.

              (ii) If the Plan and any other Qualified Plan maintained by any member of the Employer Group to which `matching contributions,' `employee contributions,' or `elective deferrals' (as those terms are defined in Code Section 401(m)(4)) are made are considered as one plan for purposes of Sections 401(a)(4) and 410(b) of the Code, then such other Qualified plan or plans shall be treated with this Plan as a single plan for purposes of compliance with applicable limits on Employee Contributions.

         (d) Treatment of Excess Contributions. The amount by which the limit set forth in Section 13.5(a) (Limit for Highly Compensated Employees) is exceeded shall be referred to as `Excess Contributions'. Excess Contributions and income attributable thereto shall be returned to the relevant Highly Compensated Employees not later than the end of the Plan Year immediately following the Plan Year in which the Excess Contributions are made. To the extent there is a failure of the multiple use test of Section 401(m)(2) of the Code, then refunds shall be made only to those Highly Compensated Employees who participate in the features which caused the failure.

              (i) Determination of Excess. Excess Contributions, with respect to a Highly Compensated Employee, shall be determined as follows:

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



                (A) Highly Compensated Employees who have had Employee Contributions actually paid to the Plan on their behalf for the Plan Year shall be ranked in descending order according to the dollar amounts of their Employee Contributions.

                (B) The Employee Contributions of the Highly Compensated Employee with the highest dollar amount of Employee Contributions shall be reduced by the lesser of the aggregate amount of Excess Contributions or the amount necessary to cause the dollar amount of that Highly Compensated Employee's Employee Contribution to equal the dollar amount of the Employee Contributions of the Highly Compensated Employee with the next highest dollar amount of Excess Contributions.

                (C)    If, after completing the process described in paragraph
                       (B), the total amount distributed is less than the aggregate Excess Contributions, the remaining dollar amount of the Excess Contributions shall be divided equally to reduce the dollar amount of the Employee Contributions of the Highly Compensated Employees with the highest dollar amount of Employee Contributions by the amount necessary to cause those Highly Compensated Employees' Employee Contributions to equal the dollar amount of the Excess Contributions of the Highly Compensated Employee(s) with the next highest dollar amount of Excess Contributions. This procedure shall be repeated to the extent necessary to eliminate the remaining Excess Contributions.

                (D) The amount by which a Highly Compensated Employee's Employee Contributions is reduced under this Section 13.5(d), if any, shall constitute that Highly Compensated Employees' Excess Contributions.

          (ii) Return of Income. Income allocable to Employee Contributions required to be returned to a Participant under this Section 13.5(d) shall be determined in the manner described in Section 4.2(a)(iv)(B) (Determination of Income)."

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


     IN WITNESS WHEREOF, the Company has caused this Fifth Amendment to the Compuware Corporation Employees' Stock Ownership Plan and 401(k) Salary Reduction Arrangement (as amended and restated effective as of April 1, 1995) to be executed by its duly authorized officer this 30th day of December, 1998.


                                               COMPUWARE CORPORATION


                                                By:  /s/ THOMAS COSTELLO, JR.
                                                     ---------------------------
                                                     Its:   Secretary




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